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                                                                  EXHIBIT 10.101


                        AGREEMENT FOR WHOLESALE FINANCING
                       (Industrial/Construction - Rental)

This Agreement for Wholesale Financing ("Agreement") is made as of May 31, 1996 between Deutsche Financial Services Corporation ("DFS") and Western Traction Company., a [___] SOLE PROPRIETORSHIP, [__] PARTNERSHIP, [XX] CORPORATION, [__] LIMITED LIABILITY COMPANY (check applicable term) ("Dealer"), having a principal place of business located at 1333 Atlantic Street, Union City, CA 94587.

         1. Extension of Credit. In the course of Dealer's business, Dealer acquires new and used inventory and equipment ("Inventory") which is manufactured or sold by, and/or which bears a trademark or trade name of: (a) Svedala Industries, Inc./Dynapac Mfg. and Link-Belt Construction Equipment Company or any of their subsidiaries or affiliated companies ("Vendor"), or (b) other manufacturers or distributors. Subject to the terms of this Agreement, DFS, in its sole discretion, may extend credit to Dealer from time to time to purchase Inventory from Vendor or other manufacturers or distributors. If DFS advances funds to Dealer following Dealer's execution of this Agreement, DFS will be deemed to have entered into this Agreement with Dealer, whether or not executed by DFS. DFS may combine all of DFS' advances to Dealer or on Dealer's behalf, whether under this Agreement or any other agreement, and whether provided by one or more of DFS' branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by Dealer. DFS' decision to advance funds on any Inventory will not be binding until the funds are actually advanced. DFS may, at any time and without notice to Dealer, elect not to finance any Inventory sold by Vendor or another specific manufacturer or distributor if Vendor or the specific manufacturer or distributor is in default of its obligations to DFS, or with respect to which DFS reasonably feels insecure.

         2. Financing Terms and Statements of Transaction. Dealer and DFS agree that certain financial terms of any advance made by DFS under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability from time to time of discounts, payment terms or other incentives from Vendor and other manufacturers and distributors, prevailing economic conditions, and other economic factors which may vary over time. It is therefore in DFS' and Dealer's best interest to set forth in this Agreement only the general terms of Dealer's financing arrangement with DFS. Upon agreeing to finance a particular item of Inventory for Dealer, DFS will send Dealer a Statement of Transaction, and any amendment thereto ("Statement of Transaction"), identifying such Inventory and the applicable financial terms. Unless Dealer notifies DFS in writing of any objection within fifteen (15) days after a Statement of Transaction is mailed to Dealer: (a) the amount shown on such Statement of Transaction will be an account stated; (b) Dealer will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Dealer will have agreed that the items of Inventory referenced in such Statement of Transaction are being financed by DFS at Dealer's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Dealer objects to the terms of any Statement of Transaction, Dealer will pay DFS for such Inventory

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in accordance with the most recent terms for similar Inventory to which Dealer has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law), but Dealer acknowledges that DFS may then elect to terminate Dealer's financing program pursuant to Section 17, and cease making additional advances to Dealer. However, such termination will not accelerate the maturities of advances previously made, unless Dealer shall otherwise be in default of this Agreement.

         3. Security Interest. To secure payment of all Dealer's current and future debts to DFS, whether under this Agreement or any current or future guaranty or other agreement, Dealer grants DFS a security interest in all of Dealer's new and used inventory and equipment which is manufactured or sold by, and/or which bears a trademark or trade name of, (a) Vendor, or (b) any other manufacturer or distributor, in each case which is financed by DFS or against which DFS has advanced monies, whether now owned or hereafter acquired by Dealer, and all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Dealer thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS solely for release or distribution to DFS, with such proceeds being payable solely to DFS in accordance with Section 9.

         4. Affirmative Warranties and Representations. Dealer warrants and represents to DFS that: (a) Dealer has good title to all Collateral; (b) DFS' security interest in the Collateral is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Dealer will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral; (d) Dealer will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral; (e) Dealer will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires; (f) Dealer has the right and is duly authorized to enter into this Agreement; (g) Dealer's execution of this Agreement does not constitute a breach of any agreement to which Dealer is now or hereafter becomes bound; (h) there are and, to the best of Dealer's knowledge will be, no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer's financial or business condition or which might in any way adversely affect any of Dealer's assets; (i) Dealer will maintain the Collateral in good condition and repair; (j) Dealer has duly filed and will duly file all tax returns required by law; (k) Dealer has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (1) Dealer will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated in this Agreement; (m) Dealer will promptly supply DFS with such information concerning it or any guarantor as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business listed above, and such other locations, if any, of which Dealer has notified DFS in writing or as listed on any current or future Exhibit "A" attached hereto which written notice(s) to DFS and Exhibit A(s) are



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incorporated herein by reference; (0) Dealer will give DFS thirty (30) days prior written notice of any change in Dealer's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Dealer will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Dealer will advise DFS of the commencement of material legal proceedings against Dealer or any guarantor; and (r) Dealer will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

         5. Negative Covenants. Dealer will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, demonstrate, lease or otherwise dispose of or transfer any of its assets; (b) demonstrate, consign, or use any Collateral; or (c) merge or consolidate with another entity.

         6. Insurance. Dealer will immediately notify DFS of any loss, theft or damage to any Collateral. Dealer will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee or mortgagee and containing standard lender's loss payable and termination provisions. Dealer will provide DFS with written evidence of such property insurance coverage and lender's loss-payee or mortgagee endorsement.

         7. Financial Statements. Dealer will deliver to DFS: (a) within ninety
(90) days after the end of each of Dealer's fiscal years, a reasonably detailed balance sheet as of the last day of such fiscal year and a reasonably detailed income statement covering Dealer's operations for such fiscal year, in a form satisfactory to DFS; (b) within forty-five (45) days after the end of each of Dealer's fiscal quarters, a reasonably detailed balance sheet as of the last day of such quarter and an income statement covering Dealer's operations for such quarter, in a form satisfactory to DFS; and (c) within thirty (30) days after request therefor by DFS, any other report requested by DFS relating to the Collateral or the financial condition of Dealer. Dealer warrants and represents to DFS that all financial statements and information relating to Dealer or any guarantor which have been or may hereafter be delivered by Dealer or any guarantor are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Dealer or any guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Dealer acknowledges DFS' reliance thereon.

         8. Reviews. Dealer grants DFS an irrevocable license to enter Dealer's business locations during normal business hours without notice to Dealer to: (a) account for and inspect all Collateral; (b) verify Dealer's compliance with this Agreement; and (c) examine and copy Dealer's books and records related to the Collateral.



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         9. Payment Terms. Dealer will immediately pay DFS the principal indebtedness owed DFS on each item of Inventory financed by DFS or against which DFS has advanced funds on the earliest occurrence of any of the following events: (a) (i) when such Inventory is lost, stolen or damaged - immediately if such loss, theft or damage is not covered completely by insurance, or (ii) if completely covered by insurance, then upon Dealer's receipt of the insurance proceeds therefor or thirty (30) days following the loss theft or damage, whichever occurs first; (b) when such Inventory is sold, transferred or otherwise disposed of; provided, however, if any item of Inventory financed by DFS or against which DFS has advanced funds is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such items of Inventory, whichever occurs first; (c) in strict accordance with any curtailment schedule for such Inventory (as shown on the Statement of Transaction identifying such Inventory); (d) when any item of such Inventory matures (as shown on the Statement of Transaction identifying such Inventory). With respect to Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease, Dealer will owe DFS and agree to pay DFS monthly the percentage of the principal balance owed on each item of such Inventory that is required under the terms of Dealer's financing program with DFS. However, if any Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease:
(A) is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed to DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such item of Inventory, whichever occurs first; or (B) is stolen, destroyed or otherwise disposed of, Dealer will immediately pay DFS the full amount of Dealer's outstanding indebtedness owed to DFS for such Inventory. If Dealer from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Inventory audit, or at any other time, Dealer agrees that acceptance of such payments by DFS will not be construed to have waived or amended the terms of its financing program. Dealer will send all payments to DFS' branch office(s) responsible for Dealer's account. DFS may apply: (i) payments to reduce finance charges first and then principal, regardless of Dealer's instructions; and (ii) principal payments to the oldest (earliest) invoice for Inventory financed by DFS, but, in any event, all principal payments will first be applied to such Inventory which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for. Any third party discount, rebate, bonus or credit granted to Dealer for any Inventory will not reduce the debt Dealer owes DFS until DFS has received payment therefor in cash. Dealer will: (1) pay DFS even if any Inventory financed by DFS or against which DFS has advanced funds is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Dealer has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer of the Inventory relating to the condition of, or any representations regarding, any of the Inventory. Dealer waives all rights of offset and counterclaims which Dealer may have against DFS.

         10. Calculation of charges. Dealer will pay finance charges to DFS on the outstanding principal debt Dealer owes DFS for each item of Inventory financed-by DFS at the rate(s) shown on the Statement of Transaction identifying such Inventory, unless Dealer objects thereto as provided in



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Section 2. The finance charges attributable to the rate shown on the Statement of Transaction will: (a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (C) accrue from the invoice date of the Inventory identified on such Statement of Transaction until DFS receives full payment of the principal debt Dealer owes DFS for each item of such Inventory in accordance with DFS' payment recognition policy and DFS applies such payment to Dealer's principal debt in accordance with the terms of this Agreement. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below) The "Daily Rate" is the quotient of the annual rate shown on the Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of: (i) the sum of the outstanding principal debt owed DFS on each day of a billing period for each item of Inventory identified on a Statement of Transaction; divided by (ii) the actual number of days in such billing period. Dealer will also pay DFS $100 for each check returned unpaid for insufficient funds (an "NSF check") (such $100 payment repays DFS' estimated administrative costs; it does not waive the default caused by the NSF check). Dealer acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Dealer. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Dealer and DFS shall, to the maximum extent permitted under applicable law: (A) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (B) exclude voluntary pre-payments and the effect thereof; and (C) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term. The annual percentage rate of the finance charges relating to any item of Inventory financed by DFS will be calculated from the invoice date of such Inventory, regardless of any period during which any finance charge subsidy will be paid or payable by any third party.

         11. Billing Statement. DFS will send Dealer a monthly billing statement identifying all charges due on Dealer s account with DFS. The charges specified on each billing statement will be: (a) due and payable in full upon receipt; and
(b) an account stated, unless DFS receives Dealer's written objection thereto within 15 days after it is mailed to Dealer. If DFS does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer's account with DFS during the immediately preceding month, Dealer will (to the extent allowed by law) pay DFS a late fee ("Late Fee") equal to the greater of $5 or 5% of the amount of such finance charges (payment of the Late Fee does not waive the default caused by the late payment). DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.



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         12. Rental Contracts. Dealer may rent the Inventory financed by DFS or against which DFS has advanced funds pursuant to the terms of Dealer's rental contracts ("Rental Contracts"). Such Inventory will thereafter be subject to the rates and terms of DFS' financing program in effect for goods which are rented, as reflected in the Statement of Transaction for such Inventory. All of Dealer's Rental Contracts, agreements, and rental transactions will be in a form satisfactory to DFS and will be in accordance with all applicable Federal, State and local laws. Dealer will indemnify DFS against any loss or damage which DFS suffers, whether direct or indirect, resulting in any way from the Rental Contracts, agreements, or rental transactions which fail to comply with such laws. All Rental Contracts will be transferable to DFS. Dealer will indemnify DFS against any claims by its customers regarding Dealer's obligations under the Rental Contracts. Dealer will immediately, upon DFS' request, deliver to DFS all Rental Contracts and all related documents. This assignment is a transfer for security only, and, until DFS has foreclosed its interest in the Rental Contracts, will not be deemed to delegate any of Dealer's duties under the Rental Contracts to DFS, nor is it intended to alter or impair performance by either party to the Rental Contracts. DFS may, from time to time, verify the accuracy of the Rental Contracts, and Dealer will immediately, upon DFS' request, provide DFS with the following information regarding Rental Contracts which are in effect on the date of such request: (a) the name, address and telephone number of each customer who has executed a Rental Contract; (b) the location of the Inventory; (c) the date of each Rental Contract; (d) the date when the Inventory is to be returned under each Rental Contract; and, (e) any other information which DFS may reasonably request. If the rental period under the Rental Contract is ninety (90) days or longer, Dealer will stamp the original of such Rental Contract with the following legend:

         `FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO DEUTSCHE FINANCIAL SERVICES CORPORATION AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE.'

Other than to DFS, Dealer will not assign, sell, pledge, convey or by any other means transfer any Rental Contracts or chattel paper, without DFS' prior written consent. Dealer will not enter into any Rental Contracts for Inventory financed by DFS or against which DFS has advanced funds pursuant to which: (i) the original term of the Rental Contract is greater than three hundred sixty (360) days; (ii) the original term of the Rental Contract is equal to or greater than the remaining economic life of such Inventory; (iii) the customer is bound to renew the Rental Contract for the economic life of such Inventory or is bound to become the owner of such Inventory; or, (iv) the customer has an option to renew the Rental Contract for the remaining economic life of such Inventory, or to become the owner of such Inventory, for nominal consideration, or for consideration which is less than the unpaid balance owed to DFS for such Inventory. If any such Rental Contracts are issued, Dealer will take any action which DFS may reasonably require to perfect and/or protect DFS' security interest in such Rental Contracts and/or the Inventory subject thereto.

         13. Default. Dealer will be in default under this Agreement if: (a) Dealer breaches any terms, warranties or representations contained herein, in any Statement of Transaction to which Dealer has not objected as provided in
Section 2, or in any other agreement between DFS and Dealer; (b) any guarantor of Dealer's debts to DFS breaches any terms, warranties or representations contained in

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any guaranty or other agreement between the guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or any guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable hereunder or under any other agreement between DFS and Dealer; (e) Dealer abandons any Collateral; (f) Dealer or any guarantor is or becomes in default in the payment of any debt owed to any third party; (g) a money judgment issues against Dealer or any guarantor;
(h) an attachment, sale or seizure issues or is executed against any assets of Dealer or of any guarantor; (i) the undersigned dies while Dealer's business is operated as a sole proprietorship, any general partner dies while Dealer's business is operated as a general or limited partnership, or any member dies while Dealer's business is operated as a limited liability company, as applicable; (j) any guarantor dies; (k) Dealer or any guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (1) Dealer or any guarantor ceases or suspends business; (m) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (0) any receiver is appointed for any assets of Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable; (p) any guaranty of Dealer's debts to DFS is terminated; (q) Dealer loses any franchise, permission, license or right to sell or deal in any Inventory which DFS finances; or (r) Dealer or any guarantor misrepresents Dealer's or such guarantor's financial condition or organizational structure.

         14. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer, do any one or more of the following: declare all or any part of the debt Dealer owes DFS immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorney's fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Dealer (DFS' right to cease extending credit will not be construed to limit the discretionary nature of this credit facility)

         (b) Dealer will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Dealer will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Dealer, take immediate possession of the Collateral together with all related documents.

         (d) DFS may, without notice, apply a default finance charge to Dealer's outstanding principal indebtedness equal to the default rate specified in Dealer's financing program with DFS, if any, or if there is none so specified, at the lesser of 3% per annum above the rate in effect immediately prior to the default, or the highest lawful contract rate




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                  of interest permitted under applicable law.

         (e) Dealer grants DFS an irrevocable power of attorney to: execute or endorse on Dealer's behalf any checks, drafts or other forms of exchange received as payment on any Collateral for deposit in DFS' account; execute financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Dealer; sell, assign, transfer, negotiate, demand, collect, receive, settle, extend, or renew any amounts due on any of the Collateral; do anything Dealer is obligated to do hereunder; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interests therein.

         (f) Upon DFS' oral or written demand, Dealer will immediately deliver the original Rental Contracts to DFS, and DFS may collect in DFS' name all amounts owed to Dealer under the Rental Contracts.

All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

         15. Sale of Collateral. Dealer agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Dealer agrees that the purchase of any Collateral by Vendor or a manufacturer or distributor, as provided in any agreement between DFS and the Vendor, manufacturer or distributor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids will be required. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to Vendor or a manufacturer or distributor). Dealer irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

         16. Power of Attorney; Information. Dealer grants DFS an irrevocable power of attorney to do anything necessary to preserve and protect the Collateral and DFS' rights and interest therein. DFS may provide to any third party any credit, financial or other information on Dealer that DFS may from time to time possess. DFS may obtain from any Vendor, manufacturer or distributor, any credit, financial or other information regarding Dealer that such Vendor, manufacturer or distributor may from time to time possess.

         17. Termination. Either party may terminate this Agreement at any time by written notice received by the other party. If DFS terminates this Agreement, Dealer agrees that if Dealer: (a) is not in default hereunder, 30 days prior notice of termination is reasonable and sufficient (although this




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provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient); or (b) is in default hereunder, no prior notice of termination is required. Dealer will riot be relieved from any obligation to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's debts to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

         18. Binding Effect. Dealer cannot assign its interest in this Agreement without DFS' prior written consent, although DFS may assign or participate DFS' interest, in whole or in part, without Dealer's consent. This Agreement will protect and bind DFS' and Dealer's respective heirs, representatives, successors and assigns.

         19. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Dealer at Dealer's principal place of business specified above; and (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel, or such other address as the parties may hereafter specify in writing.

         20. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT DEALER AND DFS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         21. Other Waivers. Dealer irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Dealer and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages.

         22. Severability. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable.

         23. Supplement. If Dealer and DFS (or any predecessor in interest to DFS) have heretofore executed other agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other agreement previously executed by and between Dealer and DFS (or any predecessor in interest to DFS), and in that event this Agreement shall neither be deemed a novation nor a termination of such previously executed agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed agreement.

         24. Receipt of Agreement. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary:
(a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Agreement, any Statement of Transaction, billing statement, invoice from Vendor or any manufacturer or distributor, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other agreement between DFS and Dealer, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

         25. Miscellaneous. Time is of the essence regarding Dealer's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Dealer's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right 0 refrain from or postpone enforcement of this Agreement or any other agreements between DFS and Dealer without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between DFS and Dealer contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Dealer fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Dealer to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Dealer agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section.

         26. BINDING ARBITRATION.

         26.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS (or any predecessor in interest to DFS) and Dealer; (c) any act committed by DFS (or any predecessor in interest to DFS) or by any parent company, subsidiary or affiliated company of DFS (or any predecessor in interest to DFS) (collectively the "DFS Companies"), or by any employee, agent, officer or director of an DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer; and/or
                  (d) any other relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

         26.2 Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AM maintains a regional office that is closest to Dealer.

         26.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party,
                  (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         26.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         26.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         26.6 Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent DFS' or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Dealer's right to compel arbitration of any Dispute.

         26.7 Attorneys' Fees. If either Dealer or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 26.6), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Dealer will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         26.8     Limitations. Any arbitration proceeding must be instituted:
                  (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
                  (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.

         26.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

         27. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

         28. Governing Law. Dealer acknowledges and agrees that this and all other agreements between Dealer and DFS have been substantially negotiated, and will be substantially performed, in the state of Missouri. Accordingly, Dealer agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

IN WITNESS WHEREOF, Deals and DFS have executed this Agreement as of the date first set forth hereinabove.

                       SECRETARY'S CERTIFICATE OF RESOLUTION

I certify that I am the Secretary or Assistant Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

         "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS") in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.

Dated May 31, 1996

                 AMENDMENT TO AGREEMENT FOR WHOLESALE FINANCING


         This Amendment to Agreement for Wholesale Financing is made to that certain Agreement for Wholesale Financing entered into by and between Western Traction Company ("Dealer") and Deutsche Financial Services Corporation ("DFS") on May 31, 1996, as amended ("Agreement").

         FOR VALUE RECEIVED, Dealer and DFS agree to amend paragraph 17 of the Agreement to provide as follows:

         17. Termination. Either party may terminate this Agreement at any time by written notice received by the other party. If DFS terminates this Agreement, Dealer agrees that if Dealer: (a) is not in default hereunder, 60 days prior notice of termination is reasonable and sufficient, or (b) is in default hereunder, no prior notice of termination is required. DFS will not, unless Dealer is in default hereunder, accelerate the indebtedness owed by Dealer to DFS but will allow Dealer to liquidate its indebtedness owed to DFS over the original financing terms provided by DFS on particular units financed by DFS. Dealer will not be relieved from any obligation to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's debts to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.


Dealer waives notice of DFS' acceptance of this Amendment.

         All other terms as they appear in the Agreement, to the extent not inconsistent with the foregoing, are ratified and remain unchanged and in full force and effect.

         IN WITNESS WHEREOF, Dealer and DFS have executed this Amendment to Agreement for Wholesale Financing July 15, 1996.

                       AGREEMENT FOR WHOLE SALE FINANCING
                       (Industrial/Construction - Rental)

This Agreement for Wholesale Financing ("Agreement") is made as of March 16, 1999 between Deutsche Financial Services Corporation ("DFS") and Machinery, Inc., a [___] SOLE PROPRIETORSHIP, [__] PARTNERSHIP, [X] CORPORATION, [__] LIMITED LIABILITY COMPANY (check applicable term) ("Dealer"), having a principal place of business located at 4140 South 87th East Avenue, Tulsa, OK 74145.

         1. Extension of Credit. In the course of Dealer's business, Dealer acquires new and used inventory and equipment ("Inventory") which is manufactured or sold by, and/or which bears a trademark or trade name of:
(a) Diversified, PPH Cranes (Terrex), or any of their subsidiaries or affiliated companies ("Vendor"), or (b) other manufacturers or distributors. Subject to the terms of this Agreement, DFS, in its sole discretion, may extend credit to Dealer from time to time to purchase Inventory from Vendor or other manufacturers or distributors. If DFS advances funds to Dealer following Dealer's execution of this Agreement, DFS will be deemed to have entered into this Agreement with Dealer, whether or not executed by DFS. DFS may combine all of DFS' advances to Dealer or on Dealer's behalf whether under this Agreement or any other agreement, and whether provided by one or more of DFS' branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by Dealer. DFS' decision to advance funds on any Inventory will not be binding until the funds are actually advanced. DFS may, at any time and without notice to Dealer, elect not to finance any Inventory sold by Vendor or another specific manufacturer or distributor if Vendor or the specific manufacturer or distributor is in default of its obligations to DFS, or with respect to which DFS reasonably feels insecure.

         2. Financing Terms and Statements of Transaction. Dealer and DFS agree that certain financial terms of any advance made by DFS under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability from time to time of discounts, payment terms or other incentives from Vendor and other manufacturers and distributors, prevailing economic conditions, and other economic factors which may vary over time. It is therefore in DFS' and Dealer's best interest to set forth in this Agreement only the general terms of Dealer's financing arrangement with DFS. Upon agreeing to finance a particular item of Inventory for Dealer, DFS will send Dealer a Statement of Transaction, and any amendment thereto ("Statement of Transaction"), identifying such Inventory and the applicable financial terms. Unless Dealer notifies DFS in writing of any objection within fifteen (15) days after a Statement of Transaction is mailed to Dealer: (a) the amount shown on such Statement of Transaction will be an account stated; (b) Dealer will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Dealer will have agreed that the items of Inventory referenced in such Statement of Transaction are being financed by DFS at Dealer's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Dealer objects to the terms of any Statement of Transaction, Dealer will pay DFS for such Inventory in accordance with the most recent terms for similar Inventory to which Dealer has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law), but Dealer acknowledges that DFS may then elect to terminate Dealer's financing program pursuant to Section 17, and cease making additional advances to Dealer. However, such termination will not accelerate the maturities of advances previously made, unless Dealer shall otherwise be in default of this Agreement.

         3. Security Interest. To secure payment of all Dealer's current and future debts to DFS, whether under this Agreement or any current or future guaranty or other agreement, Dealer grants DFS a security interest in all of Dealer's new and used inventory and equipment which is manufactured or sold by, and/or which bears a trademark or trade name of, (a) Vendor, or (b) any other manufacturer or distributor, in each case which is financed by DFS or against which DFS has advanced monies, whether now owned or hereafter acquired by Dealer, and all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Dealer thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS solely for release or distribution to DFS, with such proceeds being payable solely to DFS in accordance with Section 9.

         4. Affirmative Warranties and Representations. Dealer warrants and represents to DFS that: (a) Dealer has good title to all Collateral; (b) DFS' security interest in the Collateral is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Dealer will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral; (d) Dealer will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral; (e) Dealer will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires; (f) Dealer has the right and is duly authorized to enter into this Agreement; (g) Dealer's execution of this Agreement does not constitute a breach of any agreement to which Dealer is now or hereafter becomes bound; (h) there are and, to the best of Dealer's knowledge will be, no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer's financial or business condition or which might in any way adversely affect any of Dealer's assets; (i) Dealer will maintain the Collateral in good condition and repair; (j) Dealer has duly filed and will duly file all tax returns required by law; (k) Dealer has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (1) Dealer will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated in this Agreement; (m) Dealer will promptly supply DFS with such information concerning it or any guarantor as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business listed above, and such other locations, if any, of which Dealer has notified DFS in writing or as listed on any current or future Exhibit "A" attached hereto which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (0) Dealer will give DFS thirty (30) days prior written notice of any change in Dealer's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Dealer will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Dealer will advise DFS of the commencement of material legal proceedings against Dealer or any guarantor; and (r) Dealer will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

         5. Negative Covenants. Dealer will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, demonstrate, lease or otherwise dispose of or transfer any of its assets; (b) demonstrate, consign, or use any Collateral; or (c) merge or consolidate with another entity.

         6. Insurance. Dealer will immediately notify DFS of any loss, theft or damage to any Collateral. Dealer will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee or mortgagee and containing standard lender's loss payable and termination provisions. Dealer will provide DFS with written evidence of such property insurance coverage and lender's loss-payee or mortgagee endorsement.

         7. Financial Statements. Dealer will deliver to DFS: (a) within ninety
(90) days after the end of each of Dealer's fiscal years, a reasonably detailed balance sheet as of the last day of such fiscal year and a reasonably detailed income statement covering Dealer's operations for such fiscal year, in a form satisfactory to DFS; (b) within forty-five (45) days after the end of each of Dealer's fiscal quarters, a reasonably detailed balance sheet as of the last day of such quarter and an income statement covering Dealer's operations for such quarter, in a form satisfactory to DFS; and (c) within thirty (30) days after request therefor by DFS, any other report requested by DFS relating to the Collateral or the financial condition of Dealer. Dealer warrants and represents to DFS that all financial statements and information relating to Dealer or any guarantor which have been or may hereafter be delivered by Dealer or any guarantor are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Dealer or any guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Dealer acknowledges DFS' reliance thereon.

         8. Reviews. Dealer grants DFS an irrevocable license to enter Dealer's business locations during normal business hours without notice to Dealer to: (a) account for and inspect all Collateral; (b) verify Dealer's compliance with this Agreement; and (c) examine and copy Dealer's books and records related to the Collateral.

         9. Payment Terms. Dealer will immediately pay DFS the principal indebtedness owed DFS on each item of Inventory financed by DFS or against which DFS has advanced funds on the earliest occurrence of any of the following events: (a) (i) when such Inventory is lost, stolen or damaged - immediately if such loss, theft or damage is not covered completely by insurance, or (ii) if completely covered by insurance, then upon Dealer's receipt of the insurance proceeds therefor or thirty (30) days following the loss theft or damage, whichever occurs first; (b) when such Inventory is sold, transferred or otherwise disposed of; provided, however, if any item of Inventory financed by DFS or against which DFS has advanced funds is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such items of Inventory, whichever occurs first; (c) in strict accordance with any curtailment schedule for such Inventory (as shown on the Statement of Transaction identifying such Inventory); (d) when any item of such Inventory matures (as shown on the Statement of Transaction identifying such Inventory). With respect to Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease, Dealer will owe DFS and agree to pay DFS monthly the percentage of the principal balance owed on each item of such Inventory that is required under the terms of Dealer's financing program with DFS. However, if any Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease:
(A) is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed to DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such item of Inventory, whichever occurs first; or (B) is stolen, destroyed or otherwise disposed of, Dealer will immediately pay DFS the full amount of Dealer's outstanding indebtedness owed to DFS for such Inventory. If Dealer from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Inventory audit, or at any other time, Dealer agrees that acceptance of such payments by DFS will not be construed to have waived or amended the terms of its financing program. Dealer will send all payments to DFS' branch office(s) responsible for Dealer's account. DFS may apply: (i) payments to reduce finance charges first and then principal, regardless of Dealer's instructions; and (ii) principal payments to the oldest (earliest) invoice for Inventory financed by DFS, but, in any event, all principal payments will first be applied to such Inventory which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for. Any third party discount, rebate, bonus or credit granted to Dealer for any Inventory will not reduce the debt Dealer owes DFS until DFS has received payment therefor in cash. Dealer will: (1) pay DFS even if any Inventory financed by DFS or against which DFS has advanced funds is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Dealer has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer of the Inventory relating to the condition of, or any representations regarding, any of the Inventory. Dealer waives all rights of offset and counterclaims which Dealer may have against DFS.

         10. Calculation of Charges. Dealer will pay finance charges to DFS on the outstanding principal debt Dealer owes DFS for each item of Inventory financed-by DFS at the rate(s) shown on the Statement of Transaction identifying such Inventory, unless Dealer objects thereto as provided in Section 2. The finance charges attributable to the rate shown on the Statement of Transaction will:

(a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (C) accrue from the invoice date of the Inventory identified on such Statement of Transaction until DFS receives full payment of the principal debt Dealer owes DFS for each item of such Inventory in accordance with DFS' payment recognition policy and DFS applies such payment to Dealer's principal debt in accordance with the terms of this Agreement. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below) The "Daily Rate" is the quotient of the annual rate shown on the Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of: (i) the sum of the outstanding principal debt owed DFS on each day of a billing period for each item of Inventory identified on a Statement of Transaction; divided by (ii) the actual number of days in such billing period. Dealer will also pay DFS $100 for each check returned unpaid for insufficient funds (an "NSF check") (such $100 payment repays DFS' estimated administrative costs; it does not waive the default caused by the NSF check). Dealer acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Dealer. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Dealer and DFS shall, to the maximum extent permitted under applicable law: (A) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (B) exclude voluntary pre-payments and the effect thereof; and (C) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term. The annual percentage rate of the finance charges relating to any item of Inventory financed by DFS will be calculated from the invoice date of such Inventory, regardless of any period during which any finance charge subsidy will be paid or payable by any third party.

         11. Billing Statement. DFS will send Dealer a monthly billing statement identifying all charges due on Dealer s account with DFS. The charges specified on each billing statement will be: (a) due and payable in full upon receipt; and
(b) an account stated, unless DFS receives Dealer's written objection thereto within 15 days after it is mailed to Dealer. If DFS does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer's account with DFS during the immediately preceding month, Dealer will (to the extent allowed by law) pay DFS a late fee ("Late Fee") equal to the greater of $5 or 5% of the amount of such finance charges (payment of the Late Fee does not waive the default caused by the late payment). DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

         12. Rental Contracts. Dealer may rent the Inventory financed by DFS or against which DFS has advanced funds pursuant to the terms of Dealer's rental contracts ("Rental Contracts"). Such Inventory will thereafter be subject to the rates and terms of DFS' financing program in effect for goods which are rented, as reflected in the Statement of Transaction for such Inventory. All of Dealer's Rental Contracts, agreements, and rental transactions will be in a form satisfactory to DFS and will be in accordance with all applicable Federal, State and local laws. Dealer will indemnify DFS against any loss or damage which DFS suffers, whether direct or indirect, resulting in any way from the Rental Contracts, agreements, or rental transactions which fail to comply with such laws. All Rental Contracts will be transferable to DFS. Dealer will indemnify DFS against any claims by its customers regarding Dealer's obligations under the Rental Contracts. Dealer will immediately, upon DFS' request, deliver to DFS all Rental Contracts and all related documents.

This assignment is a transfer for security only, and, until DFS has foreclosed its interest in the Rental Contracts, will not be deemed to delegate any of Dealer's duties under the Rental Contracts to DFS, nor is it intended to alter or impair performance by either party to the Rental Contracts. DFS may, from time to time, verify the accuracy of the Rental Contracts, and Dealer will immediately, upon DFS' request, provide DFS with the following information regarding Rental Contracts which are in effect on the date of such request: (a) the name, address and telephone number of each customer who has executed a Rental Contract; (b) the location of the Inventory; (c) the date of each Rental Contract; (d) the date when the Inventory is to be returned under each Rental Contract; and, (e) any other information which DFS may reasonably request. If the rental period under the Rental Contract is ninety (90) days or longer, Dealer will stamp the original of such Rental Contract with the following legend:

         `FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO DEUTSCHE FINANCIAL SERVICES CORPORATION AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE.'

Other than to DFS, Dealer will not assign, sell, pledge, convey or by any other means transfer any Rental Contracts or chattel paper, without DFS' prior written consent. Dealer will not enter into any Rental Contracts for Inventory financed by DFS or against which DFS has advanced funds pursuant to which: (i) the original term of the Rental Contract is greater than three hundred sixty (360) days; (ii) the original term of the Rental Contract is equal to or greater than the remaining economic life of such Inventory; (iii) the customer is bound to renew the Rental Contract for the economic life of such Inventory or is bound to become the owner of such Inventory; or, (iv) the customer has an option to renew the Rental Contract for the remaining economic life of such Inventory, or to become the owner of such Inventory, for nominal consideration, or for consideration which is less than the unpaid balance owed to DFS for such Inventory. If any such Rental Contracts are issued, Dealer will take any action which DFS may reasonably require to perfect and/or protect DFS' security interest in such Rental Contracts and/or the Inventory subject thereto.

         13. Default. Dealer will be in default under this Agreement if: (a) Dealer breaches any terms, warranties or representations contained herein, in any Statement of Transaction to which Dealer has not objected as provided in
Section 2, or in any other agreement between DFS and Dealer; (b) any guarantor of Dealer's debts to DFS breaches any terms, warranties or representations contained in any guaranty or other agreement between the guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or any guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable hereunder or under any other agreement between DFS and Dealer; (e) Dealer abandons any Collateral; (f) Dealer or any guarantor is or becomes in default in the payment of any debt owed to any third party; (g) a money judgment issues against Dealer or any guarantor; (h) an attachment, sale or seizure issues or is executed against any assets of Dealer or of any guarantor; (i) the undersigned dies while Dealer's business is operated as a sole proprietorship, any general partner dies while Dealer's business is operated as a general or limited partnership, or any member dies while Dealer's business is operated as a limited liability company, as applicable; (j) any guarantor dies; (k) Dealer or any guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (1) Dealer or any guarantor ceases or suspends business; (m) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (0) any receiver is appointed for any assets of Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable; (p) any guaranty of Dealer's debts to DFS is terminated; (q) Dealer loses any franchise, permission, license or right to sell or deal in any Inventory which DFS finances; or (r) Dealer or any guarantor misrepresents Dealer's or such guarantor's financial condition or organizational structure.

         14. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer, do any one or more of the following: declare all or any part of the debt Dealer owes DFS immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorney's fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Dealer (DFS' right to cease extending credit will not be construed to limit the discretionary nature of this credit facility)

         (b) Dealer will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Dealer will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Dealer, take immediate possession of the Collateral together with all related documents.

         (d) DFS may, without notice, apply a default finance charge to Dealer's outstanding principal indebtedness equal to the default rate specified in Dealer's financing program with DFS, if any, or if there is none so specified, at the lesser of 3% per annum above the rate in effect immediately prior to the default, or the highest lawful contract rate of interest permitted under applicable law.

         (e) Dealer grants DFS an irrevocable power of attorney to: execute or endorse on Dealer's behalf any checks, drafts or other forms of exchange received as payment on any Collateral for deposit in DFS' account; execute financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Dealer; sell, assign, transfer, negotiate, demand, collect, receive, settle, extend, or renew any amounts due on any of the Collateral; do anything Dealer is obligated to do hereunder; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interests therein.

         (f) Upon DFS' oral or written demand, Dealer will immediately deliver the original Rental Contracts to DFS, and DFS may collect in DFS' name all amounts owed to Dealer under the Rental Contracts.

All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

         15. Sale of Collateral. Dealer agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Dealer agrees that the purchase of any Collateral by Vendor or a manufacturer or distributor, as provided in any agreement between DFS and the Vendor, manufacturer or distributor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids will be required. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to Vendor or a manufacturer or distributor). Dealer irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

         16. Power of Attorney; Information. Dealer grants DFS an irrevocable power of attorney to do anything necessary to preserve and protect the Collateral and DFS' rights and interest therein. DFS may provide to any third party any credit, financial or other information on Dealer that DFS may from time to time possess. DFS may obtain from any Vendor, manufacturer or distributor, any credit, financial or other information regarding Dealer that such Vendor, manufacturer or distributor may from time to time possess.

         17. Termination. Either party may terminate this Agreement at any time by written notice received by the other party. If DFS terminates this Agreement, Dealer agrees that if Dealer: (a) is not in default hereunder, 30 days prior notice of termination is reasonable and sufficient (although this provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient); or (b) is in default hereunder, no prior notice of termination is required. Dealer will riot be relieved from any obligation to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's debts to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

         18. Binding Effect. Dealer cannot assign its interest in this Agreement without DFS' prior written consent, although DFS may assign or participate DFS' interest, in whole or in part, without Dealer's consent. This Agreement will protect and bind DFS' and Dealer's respective heirs, representatives, successors and assigns.

         19. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Dealer at Dealer's principal place of business specified above; and (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel, or such other address as the parties may hereafter specify in writing.

         20. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT DEALER AND DFS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         21. Other Waivers. Dealer irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Dealer and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages.

         22. Severability. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable.

         23. Supplement. If Dealer and DFS (or any predecessor in interest to DFS) have heretofore executed other agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other agreement previously executed by and between Dealer and DFS (or any predecessor in interest to DFS), and in that event this Agreement shall neither be deemed a novation nor a termination of such previously executed agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed agreement.

         24. Receipt of Agreement. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary:
(a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Agreement, any Statement of Transaction, billing statement, invoice from Vendor or any manufacturer or distributor, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other agreement between DFS and Dealer, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

         25. Miscellaneous. Time is of the essence regarding Dealer's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Dealer's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right 0 refrain from or postpone enforcement of this Agreement or any other agreements between DFS and Dealer without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between DFS and Dealer contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Dealer fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Dealer to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Dealer agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section.

26.      BINDING ARBITRATION.

         26.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS (or any predecessor in interest to DFS) and Dealer; (c) any act committed by DFS (or any predecessor in interest to DFS) or by any parent company, subsidiary or affiliated company of DFS (or any predecessor in interest to DFS) (collectively the "DFS Companies"), or by any employee, agent, officer or director of an DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer; and/or (d) any other relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

         26.2 Administrative Body, All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AM maintains a regional office that is closest to Dealer.

         26.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party,
                  (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         26.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         26.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         26.6 Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent DFS' or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Dealer's right to compel arbitration of any Dispute.

         26.7 Attorneys' Fees. If either Dealer or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 26.6), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Dealer will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         26.8     Limitations. Any arbitration proceeding must be instituted:
                  (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
                  (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such dispute.

         26.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

         27. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE

ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

         28. Governing Law. Dealer acknowledges and agrees that this and all other agreements between Dealer and DFS have been substantially negotiated, and will be substantially performed, in the state of Missouri. Accordingly, Dealer agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

IN WITNESS WHEREOF, Dealer and DFS have executed this Agreement as of the date first set forth hereinabove.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

                      SECRETARY'S CERTIFICATE OF RESOLUTION

         I certify that I am the Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

         Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

         "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS") in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.

Dated: March 16, 1999

                        AGREEMENT FOR WHOLESALE FINANCING
                       (Industrial/Construction - Rental)

This Agreement for Wholesale Financing ("Agreement") is made as of August 4, 1999 between Deutsche Financial Services Corporation ("DFS") and Solveson Crane Rentals, Inc., a [___] SOLE PROPRIETORSHIP, [__] PARTNERSHIP, [X] CORPORATION, [__] LIMITED LIABILITY COMPANY (check applicable term) ("Dealer"), having a principal place of business located at 3820 Rhonda Way, Tracy, CA 95376.

         1. Extension of Credit. In the course of Dealer's business, Dealer acquires new and used inventory and equipment ("Inventory") which is manufactured or sold by, and/or which bears a trademark or trade name of: (a) P & H and Grove, or any of their subsidiaries or affiliated companies ("Vendor"), or (b) other manufacturers or distributors. Subject to the terms of this Agreement, DFS, in its sole discretion, may extend credit to Dealer from time to time to purchase Inventory from Vendor or other manufacturers or distributors. If DFS advances funds to Dealer following Dealer's execution of this Agreement, DFS will be deemed to have entered into this Agreement with Dealer, whether or not executed by DFS. DFS may combine all of DFS' advances to Dealer or on Dealer's behalf whether under this Agreement or any other agreement, and whether provided by one or more of DFS' branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by Dealer. DFS' decision to advance funds on any Inventory will not be binding until the funds are actually advanced. DFS may, at any time and without notice to Dealer, elect not to finance any Inventory sold by Vendor or another specific manufacturer or distributor if Vendor or the specific manufacturer or distributor is in default of its obligations to DFS, or with respect to which DFS reasonably feels insecure.

         2. Financing Terms and Statements of Transaction. Dealer and DFS agree that certain financial terms of any advance made by DFS under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability from time to time of discounts, payment terms or other incentives from Vendor and other manufacturers and distributors, prevailing economic conditions, and other economic factors which may vary over time. It is therefore in DFS' and Dealer's best interest to set forth in this Agreement only the general terms of Dealer's financing arrangement with DFS. Upon agreeing to finance a particular item of Inventory for Dealer, DFS will send Dealer a Statement of Transaction, and any amendment thereto ("Statement of Transaction"), identifying such Inventory and the applicable financial terms. Unless Dealer notifies DFS in writing of any objection within fifteen (15) days after a Statement of Transaction is mailed to Dealer: (a) the amount shown on such Statement of Transaction will be an account stated; (b) Dealer will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Dealer will have agreed that the items of Inventory referenced in such Statement of Transaction are being financed by DFS at Dealer's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Dealer objects to the terms of any Statement of Transaction, Dealer will pay DFS for such Inventory in accordance with the most recent terms for similar Inventory to which Dealer has not objected (or,



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

if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law), but Dealer acknowledges that DFS may then elect to terminate Dealer's financing program pursuant to Section 17, and cease making additional advances to Dealer. However, such termination will not accelerate the maturities of advances previously made, unless Dealer shall otherwise be in default of this Agreement.

         3. Security Interest. To secure payment of all Dealer's current and future debts to DFS, whether under this Agreement or any current or future guaranty or other agreement, Dealer grants DFS a security interest in all of Dealer's new and used inventory and equipment which is manufactured or sold by, and/or which bears a trademark or trade name of, (a) Vendor, or (b) any other manufacturer or distributor, in each case which is financed by DFS or against which DFS has advanced monies, whether now owned or hereafter acquired by Dealer, and all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Dealer thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS solely for release or distribution to DFS, with such proceeds being payable solely to DFS in accordance with Section 9.

         4. Affirmative Warranties and Representations. Dealer warrants and represents to DFS that: (a) Dealer has good title to all Collateral; (b) DFS' security interest in the Collateral is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Dealer will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral; (d) Dealer will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral; (e) Dealer will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires; (f) Dealer has the right and is duly authorized to enter into this Agreement; (g) Dealer's execution of this Agreement does not constitute a breach of any agreement to which Dealer is now or hereafter becomes bound; (h) there are and, to the best of Dealer's knowledge will be, no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer's financial or business condition or which might in any way adversely affect any of Dealer's assets; (i) Dealer will maintain the Collateral in good condition and repair; (j) Dealer has duly filed and will duly file all tax returns required by law; (k) Dealer has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (1) Dealer will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated in this Agreement; (m) Dealer will promptly supply DFS with such information concerning it or any guarantor as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business listed above, and such other locations, if any, of which Dealer has notified DFS in writing or as listed on any current or future Exhibit "A" attached hereto which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (0) Dealer will give DFS thirty (30) days prior written notice of any change in Dealer's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Dealer will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Dealer will advise DFS of the commencement of material legal proceedings against Dealer or any guarantor; and (r) Dealer will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

         5. Negative Covenants. Dealer will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, demonstrate, lease or otherwise dispose of or transfer any of its assets; (b) demonstrate, consign, or use any Collateral; or (c) merge or consolidate with another entity.

         6. Insurance. Dealer will immediately notify DFS of any loss, theft or damage to any Collateral. Dealer will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee or mortgagee and containing standard lender's loss payable and termination provisions. Dealer will provide DFS with written evidence of such property insurance coverage and lender's loss-payee or mortgagee endorsement.

         7. Financial Statements. Dealer will deliver to DFS: (a) within ninety
(90) days after the end of each of Dealer's fiscal years, a reasonably detailed balance sheet as of the last day of such fiscal year and a reasonably detailed income statement covering Dealer's operations for such fiscal year, in a form satisfactory to DFS; (b) within forty-five (45) days after the end of each of Dealer's fiscal quarters, a reasonably detailed balance sheet as of the last day of such quarter and an income statement covering Dealer's operations for such quarter, in a form satisfactory to DFS; and (c) within thirty (30) days after request therefor by DFS, any other report requested by DFS relating to the Collateral or the financial condition of Dealer. Dealer warrants and represents to DFS that all financial statements and information relating to Dealer or any guarantor which have been or may hereafter be delivered by Dealer or any guarantor are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Dealer or any guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Dealer acknowledges DFS' reliance thereon.

         8. Reviews. Dealer grants DFS an irrevocable license to enter Dealer's business locations during normal business hours without notice to Dealer to: (a) account for and inspect all Collateral; (b) verify Dealer's compliance with this Agreement; and (c) examine and copy Dealer's books and records related to the Collateral.

         9. Payment Terms. Dealer will immediately pay DFS the principal indebtedness owed DFS on each item of Inventory financed by DFS or against which DFS has advanced funds on the earliest occurrence of any of the following events: (a) (i) when such Inventory is lost, stolen or damaged - immediately if such loss, theft or damage is not covered completely by insurance, or (ii) if completely covered by insurance, then upon Dealer's receipt of the insurance proceeds therefor or thirty (30) days following the loss theft or damage, whichever occurs first; (b) when such Inventory is sold, transferred or otherwise disposed of; provided, however, if any item of Inventory financed by DFS or against which DFS has advanced funds is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such items of Inventory, whichever occurs first; (c) in strict accordance with any curtailment schedule for such Inventory (as shown on the Statement of Transaction identifying such Inventory); (d) when any item of such Inventory matures (as shown on the Statement of Transaction identifying such Inventory). With respect to Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease, Dealer will owe DFS and agree to pay DFS monthly the percentage of the principal balance owed on each item of such Inventory that is required under the terms of Dealer's financing program with DFS. However, if any Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease:
(A) is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed to DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such item of Inventory, whichever occurs first; or (B) is stolen, destroyed or otherwise disposed of, Dealer will immediately pay DFS the full amount of Dealer's outstanding indebtedness owed to DFS for such Inventory. If Dealer from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Inventory audit, or at any other time, Dealer agrees that acceptance of such payments by DFS will not be construed to have waived or amended the terms of its financing program. Dealer will send all payments to DFS' branch office(s) responsible for Dealer's account. DFS may apply: (i) payments to reduce finance charges first and then principal, regardless of Dealer's instructions; and (ii) principal payments to the oldest (earliest) invoice for Inventory financed by DFS, but, in any event, all principal payments will first be applied to such Inventory which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for. Any third party discount, rebate, bonus or credit granted to Dealer for any Inventory will not reduce the debt Dealer owes DFS until DFS has received payment therefor in cash. Dealer will: (1) pay DFS even if any Inventory financed by DFS or against which DFS has advanced funds is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Dealer has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer of the Inventory relating to the condition of, or any representations regarding, any of the Inventory. Dealer waives all rights of offset and counterclaims which Dealer may have against DFS.

         10. Calculation of charges. Dealer will pay finance charges to DFS on the outstanding principal debt Dealer owes DFS for each item of Inventory financed-by DFS at the rate(s) shown on the Statement of Transaction identifying such Inventory, unless Dealer objects thereto as provided in Section 2. The finance charges attributable to the rate shown on the Statement of Transaction will:

(a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (C) accrue from the invoice date of the Inventory identified on such Statement of Transaction until DFS receives full payment of the principal debt Dealer owes DFS for each item of such Inventory in accordance with DFS' payment recognition policy and DFS applies such payment to Dealer's principal debt in accordance with the terms of this Agreement. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below) The "Daily Rate" is the quotient of the annual rate shown on the Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of: (i) the sum of the outstanding principal debt owed DFS on each day of a billing period for each item of Inventory identified on a Statement of Transaction; divided by (ii) the actual number of days in such billing period. Dealer will also pay DFS $100 for each check returned unpaid for insufficient funds (an "NSF check") (such $100 payment repays DFS' estimated administrative costs; it does not waive the default caused by the NSF check). Dealer acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Dealer. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Dealer and DFS shall, to the maximum extent permitted under applicable law: (A) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (B) exclude voluntary pre-payments and the effect thereof; and (C) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term. The annual percentage rate of the finance charges relating to any item of Inventory financed by DFS will be calculated from the invoice date of such Inventory, regardless of any period during which any finance charge subsidy will be paid or payable by any third party.

         11. Billing Statement. DFS will send Dealer a monthly billing statement identifying all charges due on Dealer s account with DFS. The charges specified on each billing statement will be: (a) due and payable in full upon receipt; and
(b) an account stated, unless DFS receives Dealer's written objection thereto within 15 days after it is mailed to Dealer. If DFS does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer's account with DFS during the immediately preceding month, Dealer will (to the extent allowed by law) pay DFS a late fee ("Late Fee") equal to the greater of $5 or 5% of the amount of such finance charges (payment of the Late Fee does not waive the default caused by the late payment). DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

         12. Rental Contracts. Dealer may rent the Inventory financed by DFS or against which DFS has advanced funds pursuant to the terms of Dealer's rental contracts ("Rental Contracts"). Such Inventory will thereafter be subject to the rates and terms of DFS' financing program in effect for goods which are rented, as reflected in the Statement of Transaction for such Inventory. All of Dealer's Rental Contracts, agreements, and rental transactions will be in a form satisfactory to DFS and will be in accordance with all applicable Federal, State and local laws. Dealer will indemnify DFS against any loss or damage which DFS suffers, whether direct or indirect, resulting in any way from the Rental Contracts, agreements, or rental transactions which fail to comply with such laws. All Rental Contracts will be transferable to DFS. Dealer will indemnify DFS against any claims by its customers regarding Dealer's obligations under the Rental Contracts. Dealer will immediately, upon DFS' request, deliver to DFS all Rental Contracts and all related documents. This assignment is a transfer for security only, and, until DFS has foreclosed its interest in the Rental Contracts, will not be deemed to delegate any of Dealer's duties under the Rental Contracts to DFS, nor is it intended to alter or impair performance by either party to the Rental Contracts. DFS may, from time to time, verify the accuracy of the Rental Contracts, and Dealer will immediately, upon DFS' request, provide DFS with the following information regarding Rental Contracts which are in effect on the date of such request: (a) the name, address and telephone number of each customer who has executed a Rental Contract; (b) the location of the Inventory; (c) the date of each Rental Contract; (d) the date when the Inventory is to be returned under each Rental Contract; and, (e) any other information which DFS may reasonably request. If the rental period under the Rental Contract is ninety (90) days or longer, Dealer will stamp the original of such Rental Contract with the following legend:

         `FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO DEUTSCHE FINANCIAL SERVICES CORPORATION AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE.'

Other than to DFS, Dealer will not assign, sell, pledge, convey or by any other means transfer any Rental Contracts or chattel paper, without DFS' prior written consent. Dealer will not enter into any Rental Contracts for Inventory financed by DFS or against which DFS has advanced funds pursuant to which: (i) the original term of the Rental Contract is greater than three hundred sixty (360) days; (ii) the original term of the Rental Contract is equal to or greater than the remaining economic life of such Inventory; (iii) the customer is bound to renew the Rental Contract for the economic life of such Inventory or is bound to become the owner of such Inventory; or, (iv) the customer has an option to renew the Rental Contract for the remaining economic life of such Inventory, or to become the owner of such Inventory, for nominal consideration, or for consideration which is less than the unpaid balance owed to DFS for such Inventory. If any such Rental Contracts are issued, Dealer will take any action which DFS may reasonably require to perfect and/or protect DFS' security interest in such Rental Contracts and/or the Inventory subject thereto.

13. Default. Dealer will be in default under this Agreement if: (a) Dealer breaches any terms, warranties or representations contained herein, in any Statement of Transaction to which Dealer has not objected as provided in Section 2, or in any other agreement between DFS and Dealer; (b) any guarantor of Dealer's debts to DFS breaches any terms, warranties or representations contained in any guaranty or other agreement between the guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or any guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable hereunder or under any other agreement between DFS and Dealer; (e) Dealer abandons any Collateral; (f) Dealer or any guarantor is or becomes in default in the payment of any debt owed to any third party; (g) a money judgment issues against Dealer or any guarantor; (h) an attachment, sale or seizure issues or is executed against any assets of Dealer or of any guarantor; (i) the undersigned dies while Dealer's business is operated as a sole proprietorship, any general partner dies while Dealer's business is operated as a general or limited partnership, or any member dies while Dealer's business is operated as a limited liability company, as applicable; (j) any guarantor dies; (k) Dealer or any guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (1) Dealer or any guarantor ceases or suspends business; (m) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, makes a general assignment for the benefit of creditors;
(n) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (0) any receiver is appointed for any assets of Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable; (p) any guaranty of Dealer's debts to DFS is terminated; (q) Dealer loses any franchise, permission, license or right to sell or deal in any Inventory which DFS finances; or (r) Dealer or any guarantor misrepresents Dealer's or such guarantor's financial condition or organizational structure.

         14. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer, do any one or more of the following: declare all or any part of the debt Dealer owes DFS immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorney's fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Dealer (DFS' right to cease extending credit will not be construed to limit the discretionary nature of this credit facility)

         (b) Dealer will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Dealer will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Dealer, take immediate possession of the Collateral together with all related documents.

         (d) DFS may, without notice, apply a default finance charge to Dealer's outstanding principal indebtedness equal to the default rate specified in Dealer's financing program with DFS, if any, or if there is none so specified, at the lesser of 3% per annum above the rate in effect immediately prior to the default, or the highest lawful contract rate of interest permitted under applicable law.

         (e) Dealer grants DFS an irrevocable power of attorney to: execute or endorse on

                  Dealer's behalf any checks, drafts or other forms of exchange received as payment on any Collateral for deposit in DFS' account; execute financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Dealer; sell, assign, transfer, negotiate, demand, collect, receive, settle, extend, or renew any amounts due on any of the Collateral; do anything Dealer is obligated to do hereunder; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interests therein.

         (f) Upon DFS' oral or written demand, Dealer will immediately deliver the original Rental Contracts to DFS, and DFS may collect in DFS' name all amounts owed to Dealer under the Rental Contracts.

All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

         15. Sale of Collateral. Dealer agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Dealer agrees that the purchase of any Collateral by Vendor or a manufacturer or distributor, as provided in any agreement between DFS and the Vendor, manufacturer or distributor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids will be required. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to Vendor or a manufacturer or distributor). Dealer irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

         16. Power of Attorney; Information. Dealer grants DFS an irrevocable power of attorney to do anything necessary to preserve and protect the Collateral and DFS' rights and interest therein. DFS may provide to any third party any credit, financial or other information on Dealer that DFS may from time to time possess. DFS may obtain from any Vendor, manufacturer or distributor, any credit, financial or other information regarding Dealer that such Vendor, manufacturer or distributor may from time to time possess.

         17. Termination. Either party may terminate this Agreement at any time by written notice received by the other party. If DFS terminates this Agreement, Dealer agrees that if Dealer: (a) is not in default hereunder, 30 days prior notice of termination is reasonable and sufficient (although this provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient); or (b) is in default hereunder, no prior notice of termination is required. Dealer will riot be relieved from any obligation to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's debts to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

         18. Binding Effect. Dealer cannot assign its interest in this Agreement without DFS' prior written consent, although DFS may assign or participate DFS' interest, in whole or in part, without Dealer's consent. This Agreement will protect and bind DFS' and Dealer's respective heirs, representatives, successors and assigns.

         19. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Dealer at Dealer's principal place of business specified above; and (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel, or such other address as the parties may hereafter specify in writing.

         20. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT DEALER AND DFS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         21. Other Waivers. Dealer irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Dealer and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages.

         22. Severability. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable.

         23. Supplement. If Dealer and DFS (or any predecessor in interest to DFS) have heretofore executed other agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other agreement previously executed by and between Dealer and DFS (or any predecessor in interest to DFS), and in that event this Agreement shall neither be deemed a novation nor a termination of such previously executed agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed agreement.

         24. Receipt of Agreement. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary:
(a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Agreement, any Statement of Transaction, billing statement, invoice from Vendor or any manufacturer or distributor, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other agreement between DFS and Dealer, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

         25. Miscellaneous. Time is of the essence regarding Dealer's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Dealer's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right 0 refrain from or postpone enforcement of this Agreement or any other agreements between DFS and Dealer without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between DFS and Dealer contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Dealer fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Dealer to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Dealer agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section.

         26. BINDING ARBITRATION.

         26.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS (or any predecessor in interest to DFS) and

                  Dealer; (c) any act committed by DFS (or any predecessor in interest to DFS) or by any parent company, subsidiary or affiliated company of DFS (or any predecessor in interest to DFS) (collectively the "DFS Companies"), or by any employee, agent, officer or director of an DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer; and/or (d) any other relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

         26.2 Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AM maintains a regional office that is closest to Dealer.

         26.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party,
                  (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         26.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         26.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C.Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         26.6 Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent DFS' or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Dealer's right to compel arbitration of any Dispute.

         26.7 Attorneys' Fees. If either Dealer or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 26.6), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Dealer will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         26.8     Limitations. Any arbitration proceeding must be instituted:
                  (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
                  (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period with constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or court proceeding, with respect to such Dispute.

         26.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

         27. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

         28. Governing Law. Dealer acknowledges and agrees that this and all other agreements between Dealer and DFS have been substantially negotiated, and will be substantially performed, in the state of Missouri. Accordingly, Dealer agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

IN WITNESS WHEREOF, Dealer and DFS have executed this Agreement as of the date first set forth hereinabove.

                  THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

                      SECRETARY'S CERTIFICATE OF RESOLUTION

I certify that I am the Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

         "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS") in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.

Dated August 4, 1999

                        AGREEMENT FOR WHOLESALE FINANCING
                       (Industrial/Construction - Rental)

This Agreement for Wholesale Financing ("Agreement") is made as of December 2, 1999 between Deutsche Financial Services Corporation ("DFS") and Harvey Equipment Center, Inc., a [___] SOLE PROPRIETORSHIP, [__] PARTNERSHIP, [X] CORPORATION, [__] LIMITED LIABILITY COMPANY (check applicable term) ("Dealer"), having a principal place of business located at 3585 Eastview Dr., Franklin, IN 46131.

         1. Extension of Credit. In the course of Dealer's business, Dealer acquires new and used inventory and equipment ("Inventory") which is manufactured or sold by, and/or which bears a trademark or trade name of: (a) PPH Cranes or any of their subsidiaries or affiliated companies ("Vendor"), or
(b) other manufacturers or distributors. Subject to the terms of this Agreement, DFS, in its sole discretion, may extend credit to Dealer from time to time to purchase Inventory from Vendor or other manufacturers or distributors. If DFS advances funds to Dealer following Dealer's execution of this Agreement, DFS will be deemed to have entered into this Agreement with Dealer, whether or not executed by DFS. DFS may combine all of DFS' advances to Dealer or on Dealer's behalf, whether under this Agreement or any other agreement, and whether provided by one or more of DFS' branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by Dealer. DFS' decision to advance funds on any Inventory will not be binding until the funds are actually advanced. DFS may, at any time and without notice to Dealer, elect not to finance any Inventory sold by Vendor or another specific manufacturer or distributor if Vendor or the specific manufacturer or distributor is in default of its obligations to DFS, or with respect to which DFS reasonably feels insecure.

         2. Financing Terms and Statements of Transaction. Dealer and DFS agree that certain financial terms of any advance made by DFS under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability from time to time of discounts, payment terms or other incentives from Vendor and other manufacturers and distributors, prevailing economic conditions, and other economic factors which may vary over time. It is therefore in DFS' and Dealer's best interest to set forth in this Agreement only the general terms of Dealer's financing arrangement with DFS. Upon agreeing to finance a particular item of Inventory for Dealer, DFS will send Dealer a Statement of Transaction, and any amendment thereto ("Statement of Transaction"), identifying such Inventory and the applicable financial terms. Unless Dealer notifies DFS in writing of any objection within fifteen (15) days after a Statement of Transaction is mailed to Dealer: (a) the amount shown on such Statement of Transaction will be an account stated; (b) Dealer will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Dealer will have agreed that the items of Inventory referenced in such Statement of Transaction are being financed by DFS at Dealer's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Dealer objects to the terms of any Statement of Transaction, Dealer will pay DFS for such Inventory in accordance with the most recent terms for similar Inventory to which Dealer has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law), but Dealer acknowledges that DFS may then elect to terminate Dealer's financing program pursuant to Section 17, and cease making additional advances to Dealer. However, such termination will not accelerate the maturities of advances previously made, unless Dealer shall otherwise be in default of this Agreement.

         3. Security Interest. To secure payment of all Dealer's current and future debts to DFS, whether under this Agreement or any current or future guaranty or other agreement, Dealer grants DFS a security interest in all of Dealer's new and used inventory and equipment which is manufactured or sold by, and/or which bears a trademark or trade name of, (a) Vendor, or (b) any other manufacturer or distributor, in each case which is financed by DFS or against which DFS has advanced monies, whether now owned or hereafter acquired by Dealer, and all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Dealer thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS solely for release or distribution to DFS, with such proceeds being payable solely to DFS in accordance with Section 9.

         4. Affirmative Warranties and Representations. Dealer warrants and represents to DFS that: (a) Dealer has good title to all Collateral; (b) DFS' security interest in the Collateral is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Dealer will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral; (d) Dealer will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral; (e) Dealer will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires; (f) Dealer has the right and is duly authorized to enter into this Agreement; (g) Dealer's execution of this Agreement does not constitute a breach of any agreement to which Dealer is now or hereafter becomes bound; (h) there are and, to the best of Dealer's knowledge will be, no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer's financial or business condition or which might in any way adversely affect any of Dealer's assets; (i) Dealer will maintain the Collateral in good condition and repair; (j) Dealer has duly filed and will duly file all tax returns required by law; (k) Dealer has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (1) Dealer will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated in this Agreement; (m) Dealer will promptly supply DFS with such information concerning it or any guarantor as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business listed above, and such other locations, if any, of which Dealer has notified DFS in writing or as listed on any current or future Exhibit "A" attached hereto which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (0) Dealer will give DFS thirty (30) days prior written notice of any change in Dealer's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Dealer will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Dealer will advise DFS of the commencement of material legal proceedings against Dealer or any guarantor; and (r) Dealer will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

         5. Negative Covenants. Dealer will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, demonstrate, lease or otherwise dispose of or transfer any of its assets; (b) demonstrate, consign, or use any Collateral; or (c) merge or consolidate with another entity.

         6. Insurance. Dealer will immediately notify DFS of any loss, theft or damage to any Collateral. Dealer will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee or mortgagee and containing standard lender's loss payable and termination provisions. Dealer will provide DFS with written evidence of such property insurance coverage and lender's loss-payee or mortgagee endorsement.

         7. Financial Statements. Dealer will deliver to DFS: (a) within ninety
(90) days after the end of each of Dealer's fiscal years, a reasonably detailed balance sheet as of the last day of such fiscal year and a reasonably detailed income statement covering Dealer's operations for such fiscal year, in a form satisfactory to DFS; (b) within forty-five (45) days after the end of each of Dealer's fiscal quarters, a reasonably detailed balance sheet as of the last day of such quarter and an income statement covering Dealer's operations for such quarter, in a form satisfactory to DFS; and (c) within thirty (30) days after request therefor by DFS, any other report requested by DFS relating to the Collateral or the financial condition of Dealer. Dealer warrants and represents to DFS that all financial statements and information relating to Dealer or any guarantor which have been or may hereafter be delivered by Dealer or any guarantor are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Dealer or any guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Dealer acknowledges DFS' reliance thereon.

         8. Reviews. Dealer grants DFS an irrevocable license to enter Dealer's business locations during normal business hours without notice to Dealer to: (a) account for and inspect all Collateral; (b) verify Dealer's compliance with this Agreement; and (c) examine and copy Dealer's books and records related to the Collateral.

         9. Payment Terms. Dealer will immediately pay DFS the principal indebtedness owed DFS on each item of Inventory financed by DFS or against which DFS has advanced funds on the earliest occurrence of any of the following events: (a) (i) when such Inventory is lost, stolen or damaged - immediately if such loss, theft or damage is not covered completely by insurance, or (ii) if completely covered by insurance, then upon Dealer's receipt of the insurance proceeds therefor or thirty (30) days following the loss theft or damage, whichever occurs first; (b) when such Inventory is sold, transferred or otherwise disposed of; provided, however, if any item of Inventory financed by DFS or against which DFS has advanced funds is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such items of Inventory, whichever occurs first; (c) in strict accordance with any curtailment schedule for such Inventory (as shown on the Statement of Transaction identifying such Inventory); (d) when any item of such Inventory matures (as shown on the Statement of Transaction identifying such Inventory). With respect to Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease, Dealer will owe DFS and agree to pay DFS monthly the percentage of the principal balance owed on each item of such Inventory that is required under the terms of Dealer's financing program with DFS. However, if any Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease:
(A) is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed to DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such item of Inventory, whichever occurs first; or (B) is stolen, destroyed or otherwise disposed of, Dealer will immediately pay DFS the full amount of Dealer's outstanding indebtedness owed to DFS for such Inventory. If Dealer from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Inventory audit, or at any other time, Dealer agrees that acceptance of such payments by DFS will not be construed to have waived or amended the terms of its financing program. Dealer will send all payments to DFS' branch office(s) responsible for Dealer's account. DFS may apply: (i) payments to reduce finance charges first and then principal, regardless of Dealer's instructions; and (ii) principal payments to the oldest (earliest) invoice for Inventory financed by DFS, but, in any event, all principal payments will first be applied to such Inventory which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for. Any third party discount, rebate, bonus or credit granted to Dealer for any Inventory will not reduce the debt Dealer owes DFS until DFS has received payment therefor in cash. Dealer will: (1) pay DFS even if any Inventory financed by DFS or against which DFS has advanced funds is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Dealer has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer of the Inventory relating to the condition of, or any representations regarding, any of the Inventory. Dealer waives all rights of offset and counterclaims which Dealer may have against DFS.

         10. Calculation of charges. Dealer will pay finance charges to DFS on the outstanding principal debt Dealer owes DFS for each item of Inventory financed-by DFS at the rate(s) shown on the Statement of Transaction identifying such Inventory, unless Dealer objects thereto as provided in Section 2. The finance charges attributable to the rate shown on the Statement of Transaction will:

(a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (C) accrue from the invoice date of the Inventory identified on such Statement of Transaction until DFS receives full payment of the principal debt Dealer owes DFS for each item of such Inventory in accordance with DFS' payment recognition policy and DFS applies such payment to Dealer's principal debt in accordance with the terms of this Agreement. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below) The "Daily Rate" is the quotient of the annual rate shown on the Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of: (i) the sum of the outstanding principal debt owed DFS on each day of a billing period for each item of Inventory identified on a Statement of Transaction; divided by (ii) the actual number of days in such billing period. Dealer will also pay DFS $100 for each check returned unpaid for insufficient funds (an "NSF check") (such $100 payment repays DFS' estimated administrative costs; it does not waive the default caused by the NSF check). Dealer acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Dealer. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Dealer and DFS shall, to the maximum extent permitted under applicable law: (A) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (B) exclude voluntary pre-payments and the effect thereof; and (C) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term. The annual percentage rate of the finance charges relating to any item of Inventory financed by DFS will be calculated from the invoice date of such Inventory, regardless of any period during which any finance charge subsidy will be paid or payable by any third party.

         11. Billing Statement. DFS will send Dealer a monthly billing statement identifying all charges due on Dealer s account with DFS. The charges specified on each billing statement will be: (a) due and payable in full upon receipt; and
(b) an account stated, unless DFS receives Dealer's written objection thereto within 15 days after it is mailed to Dealer. If DFS does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer's account with DFS during the immediately preceding month, Dealer will (to the extent allowed by law) pay DFS a late fee ("Late Fee") equal to the greater of $5 or 5% of the amount of such finance charges (payment of the Late Fee does not waive the default caused by the late payment). DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

         12. Rental Contracts. Dealer may rent the Inventory financed by DFS or against which DFS has advanced funds pursuant to the terms of Dealer's rental contracts ("Rental Contracts"). Such Inventory will thereafter be subject to the rates and terms of DFS' financing program in effect for goods which are rented, as reflected in the Statement of Transaction for such Inventory. All of Dealer's Rental Contracts, agreements, and rental transactions will be in a form satisfactory to DFS and will be in accordance with all applicable Federal, State and local laws. Dealer will indemnify DFS against any loss or damage which DFS suffers, whether direct or indirect, resulting in any way from the Rental Contracts, agreements, or rental transactions which fail to comply with such laws. All Rental Contracts will be transferable to DFS. Dealer will indemnify DFS against any claims by its customers regarding Dealer's obligations under the Rental Contracts. Dealer will immediately, upon DFS' request, deliver to DFS all Rental Contracts and all related documents. This assignment is a transfer for security only, and, until DFS has foreclosed its interest in the Rental Contracts, will not be deemed to delegate any of Dealer's duties under the Rental Contracts to DFS, nor is it intended to alter or impair performance by either party to the Rental Contracts. DFS may, from time to time, verify the accuracy of the Rental Contracts, and Dealer will immediately, upon DFS' request, provide DFS with the following information regarding Rental Contracts which are in effect on the date of such request: (a) the name, address and telephone number of each customer who has executed a Rental Contract; (b) the location of the Inventory; (c) the date of each Rental Contract; (d) the date when the Inventory is to be returned under each Rental Contract; and, (e) any other information which DFS may reasonably request. If the rental period under the Rental Contract is ninety (90) days or longer, Dealer will stamp the original of such Rental Contract with the following legend:

         `FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO DEUTSCHE FINANCIAL SERVICES CORPORATION AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE.'

Other than to DFS, Dealer will not assign, sell, pledge, convey or by any other means transfer any Rental Contracts or chattel paper, without DFS' prior written consent. Dealer will not enter into any Rental Contracts for Inventory financed by DFS or against which DFS has advanced funds pursuant to which: (i) the original term of the Rental Contract is greater than three hundred sixty (360) days; (ii) the original term of the Rental Contract is equal to or greater than the remaining economic life of such Inventory; (iii) the customer is bound to renew the Rental Contract for the economic life of such Inventory or is bound to become the owner of such Inventory; or, (iv) the customer has an option to renew the Rental Contract for the remaining economic life of such Inventory, or to become the owner of such Inventory, for nominal consideration, or for consideration which is less than the unpaid balance owed to DFS for such Inventory. If any such Rental Contracts are issued, Dealer will take any action which DFS may reasonably require to perfect and/or protect DFS' security interest in such Rental Contracts and/or the Inventory subject thereto.

         13. Default. Dealer will be in default under this Agreement if: (a) Dealer breaches any terms, warranties or representations contained herein, in any Statement of Transaction to which Dealer has not objected as provided in
Section 2, or in any other agreement between DFS and Dealer; (b) any guarantor of Dealer's debts to DFS breaches any terms, warranties or representations contained in any guaranty or other agreement between the guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or any guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable hereunder or under any other agreement between DFS and Dealer; (e) Dealer abandons any Collateral; (f) Dealer or any guarantor is or becomes in default in the payment of any debt owed to any third party; (g) a money judgment issues against Dealer or any guarantor; (h) an attachment, sale or seizure issues or is executed against any assets of Dealer or of any guarantor; (i) the undersigned dies while Dealer's business is operated as a sole proprietorship, any general partner dies while Dealer's business is operated as a general or limited partnership, or any member dies while Dealer's business is operated as a limited liability company, as applicable; (j) any guarantor dies; (k) Dealer or any guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (1) Dealer or any guarantor ceases or suspends business; (m) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, makes a general assignment for the benefit of creditors;
(n) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (0) any receiver is appointed for any assets of Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable; (p) any guaranty of Dealer's debts to DFS is terminated; (q) Dealer loses any franchise, permission, license or right to sell or deal in any Inventory which DFS finances; or (r) Dealer or any guarantor misrepresents Dealer's or such guarantor's financial condition or organizational structure.

         14. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer, do any one or more of the following: declare all or any part of the debt Dealer owes DFS immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorney's fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Dealer (DFS' right to cease extending credit will not be construed to limit the discretionary nature of this credit facility)

         (b) Dealer will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Dealer will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Dealer, take immediate possession of the Collateral together with all related documents.

         (d) DFS may, without notice, apply a default finance charge to Dealer's outstanding principal indebtedness equal to the default rate specified in Dealer's financing program with DFS, if any, or if there is none so specified, at the lesser of 3% per annum above the rate in effect immediately prior to the default, or the highest lawful contract rate of interest permitted under applicable law.

         (e) Dealer grants DFS an irrevocable power of attorney to: execute or endorse on Dealer's behalf any checks, drafts or other forms of exchange received as payment on any Collateral for deposit in DFS' account; execute financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Dealer; sell, assign, transfer, negotiate, demand, collect, receive, settle, extend, or renew any amounts due on any of the Collateral; do anything Dealer is obligated to do hereunder; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interests therein.

         (f) Upon DFS' oral or written demand, Dealer will immediately deliver the original Rental Contracts to DFS, and DFS may collect in DFS' name all amounts owed to Dealer under the Rental Contracts.

All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

         15. Sale of Collateral. Dealer agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Dealer agrees that the purchase of any Collateral by Vendor or a manufacturer or distributor, as provided in any agreement between DFS and the Vendor, manufacturer or distributor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids will be required. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to Vendor or a manufacturer or distributor). Dealer irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

         16. Power of Attorney; Information. Dealer grants DFS an irrevocable power of attorney to do anything necessary to preserve and protect the Collateral and DFS' rights and interest therein. DFS may provide to any third party any credit, financial or other information on Dealer that DFS may from time to time possess. DFS may obtain from any Vendor, manufacturer or distributor, any credit, financial or other information regarding Dealer that such Vendor, manufacturer or distributor may from time to time possess.

         17. Termination. Either party may terminate this Agreement at any time by written notice received by the other party. If DFS terminates this Agreement, Dealer agrees that if Dealer: (a) is not in default hereunder, 30 days prior notice of termination is reasonable and sufficient (although this provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient); or (b) is in default hereunder, no prior notice of termination is required. Dealer will riot be relieved from any obligation to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's debts to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

         18. Binding Effect. Dealer cannot assign its interest in this Agreement without DFS' prior written consent, although DFS may assign or participate DFS' interest, in whole or in part, without Dealer's consent. This Agreement will protect and bind DFS' and Dealer's respective heirs, representatives, successors and assigns.

         19. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Dealer at Dealer's principal place of business specified above; and (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel, or such other address as the parties may hereafter specify in writing.

         20. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT DEALER AND DFS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         21. Other Waivers. Dealer irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Dealer and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages.

         22. Severability. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable.

         23. Supplement. If Dealer and DFS (or any predecessor in interest to DFS) have heretofore executed other agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other agreement previously executed by and between Dealer and DFS (or any predecessor in interest to DFS), and in that event this Agreement shall neither be deemed a novation nor a termination of such previously executed agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed agreement.

         24. Receipt of Agreement. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary:
(a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Agreement, any Statement of Transaction, billing statement, invoice from Vendor or any manufacturer or distributor, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other agreement between DFS and Dealer, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

         25. Miscellaneous. Time is of the essence regarding Dealer's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Dealer's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right 0 refrain from or postpone enforcement of this Agreement or any other agreements between DFS and Dealer without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between DFS and Dealer contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Dealer fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Dealer to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Dealer agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section.

         26. BINDING ARBITRATION.

         26.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS (or any predecessor in interest to DFS) and

                  Dealer; (c) any act committed by DFS (or any predecessor in interest to DFS) or by any parent company, subsidiary or affiliated company of DFS (or any predecessor in interest to DFS) (collectively the "DFS Companies"), or by any employee, agent, officer or director of an DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer; and/or (d) any other relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

         26.2 Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AM maintains a regional office that is closest to Dealer.

         26.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party,
                  (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         26.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         26.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C.Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         26.6 Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent DFS' or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Dealer's right to compel arbitration of any Dispute.

         26.7 Attorneys' Fees. If either Dealer or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 26.6), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Dealer will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         26.8     Limitations. Any arbitration proceeding must be instituted:
                  (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
                  (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.

         26.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

         27. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

         28. Governing Law. Dealer acknowledges and agrees that this and all other agreements between Dealer and DFS have been substantially negotiated, and will be substantially performed, in the state of Missouri. Accordingly, Dealer agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

IN WITNESS WHEREOF, Dealer and DFS have executed this Agreement as of the date first set forth hereinabove.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

                      SECRETARY'S CERTIFICATE OF RESOLUTION

         I certify that I am the Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

         Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

         "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS") in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.

Dated: December 2, 1999

                  ADDENDUM TO AGREEMENT FOR WHOLESALE FINANCING

         This Addendum is made to that certain Agreement for Wholesale Financing entered into by and between Crescent Machinery Company ("Dealer") and Deutsche Financial Services Corporation ("DFS") on April 6, 1998, as amended ("Agreement").

         FOR VALUE RECEIVED, DFS and Dealer agree that the following paragraph is incorporated into the Agreement as if fully and originally set forth therein:

         "Dealer will at all times maintain:

         (a) a Tangible Net Worth in the amount of not less than twenty million dollars ($20,000,000.00); and

         (b) a ratio of Debt to Tangible Net Worth of not more than five to one (5.0:1).

         For purposes of this paragraph: (i) 'Tangible Net Worth' means the book value of Dealer's assets less liabilities, excluding from such assets all Intangibles; (ii) 'Intangibles' means and includes general intangibles (as that term is defined in the Uniform Commercial Code); accounts receivable and advances due from officers, directors, employees, stockholders and affiliates; leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; and such other similar items as DFS may from time to time determine in DFS' sole discretion; (iii) 'Debt' means all of Dealer's liabilities and indebtedness for borrowed money of any kind and nature whatsoever, whether direct or indirect, absolute or contingent, and including obligations under capitalized leases, guaranties, or with respect to which Dealer has pledged assets to secure performance, whether or not direct recourse liability has been assumed by Dealer; and (iv) 'Subordinated Debt' means all of Dealer's Debt which is subordinated to the payment of Dealer's liabilities to DFS by an agreement in form and substance satisfactory to DFS. The foregoing terms shall be determined in accordance with generally accepted accounting principles consistently applied, and, if applicable, on a consolidated basis."

All other terms and provisions of the Agreement, to the extent not inconsistent with the foregoing, are ratified and remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Dealer and DFS executed this Addendum on this 12th day of April 1999.

                                    GUARANTY

TO:      DEUTSCHE FINANCIAL SERVICES CORPORATION

In consideration of financing provided or to be provided by you to Western Traction Company ("Dealer"), and for other good and valuable consideration received, we jointly, severally, unconditionally and absolutely guaranty to you, from property held separately, jointly or in community, the immediate payment when due of all current and future liabilities owed by Dealer to you, whether such liabilities are direct, indirect or owed by Dealer to a third party and acquired by you ("Liabilities"). We will pay you on demand the full amount of all sums owed by Dealer to you, together with all costs and expenses (including, without limitation, reasonable attorneys' fees). We also indemnify and hold you harmless from and against all (a) losses, costs and expenses you incur and/or are liable for (including, without limitation, reasonable attorneys' fees) and
(b) claims, actions and demands made by Dealer or any third party against you, which in any way relate to any relationship or transaction between you and Dealer.

Our guaranty will not be released, discharged or affected by, and we hereby irrevocably consent to, any: (a) change in the manner, place, interest rate, finance or other charges, or terms of payment or performance in any current or future agreement between you and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Dealer's financial condition; (c) interruption of relations between Dealer and you or us; (d) claim or action by Dealer against you; and/or (e) increases or decreases in any credit you may provide to Dealer. We will pay you even if you have not: (i) notified Dealer that it is in default of the Liabilities, and/or that you intend to accelerate or have accelerated the payment of all or any part of the Liabilities, or (ii) exercised any of your rights or remedies against Dealer, any other person or any current or future collateral. This Guaranty is assignable by you and will inure to the benefit of your assignee. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations which such new or changed legal entity owes to you.

We irrevocably waive: notice of your acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, notice of breach or default, notice of intent to accelerate and notice of acceleration of any indebtedness of Dealer, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by you to Dealer in reliance on this Guaranty and any claim or action against Dealer; all other demands and notices required by law; all rights of offset and counterclaims against you or Dealer; all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement). We further waive all defenses based on suretyship or impairment of collateral, and defenses which the Dealer may assert on the underlying debt, including but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, deceptive trade practices, accord and satisfaction and usury. We also waive all rights to claim, arbitrate for or sue for any punitive or exemplary damages.

In addition, we hereby irrevocably subordinate to you any and all of our present and future rights and remedies: (a) of subrogation against Dealer to any of your rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer; and (c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty, such subordinations to last until you have been paid in full for all Liabilities. All of our waivers and subordinations herein will survive any termination of this Guaranty.

We have made an independent investigation of the financial condition of Dealer and give this Guaranty based on that investigation and not upon any representation made by you. We have access to current and future Dealer financial information which enables us to remain continuously informed of Dealer's financial condition. We represent and warrant to you that we have received and will receive substantial direct or indirect benefit by making this Guaranty and incurring the Liabilities. We will provide you with financial statements on us each year within ninety (90) days after the end of Dealer's fiscal year end. We warrant and represent to you that all financial statements and information relating to us or Dealer which have been or may hereafter be delivered by us or Dealer to you are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to previously delivered statements and information, there has been no material adverse change in the financial or business condition of us or Dealer since the submission to you, either as of the date of delivery, or if different, the date specified therein, and we acknowledge your reliance thereon. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. We are solvent and our execution of this Guaranty will not make us insolvent. If you are required in any action involving Dealer to return or rescind any payment made to or value received by you from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by you and notwithstanding any termination of this Guaranty or your release of us. Any delay or failure by you, or your successors or assigns, in exercising any of your rights or remedies hereunder will not waive any such rights or remedies. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect us and you from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as specifically provided herein or as we may later agree in writing to modify it. Notwithstanding anything herein to the contrary: (a) you may rely on any facsimile copy, electronic data transmission or electronic data storage of this Guaranty, any agreement between you and Dealer, any Statement of Transaction, billing statement, invoice from a vendor, financial statements or other report, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Guaranty or any other agreement between you and us, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority. We may terminate this Guaranty by a written notice to you, the termination to be effective sixty (60) days after you receive and acknowledge it, but the termination will not terminate our obligations hereunder for Liabilities arising prior to the effective termination date. We have read and understood all terms and provisions of this Guaranty. We acknowledge receipt of a true copy of this Guaranty and of all agreements between you and Dealer. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms.

BINDING ARBITRATION. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

All arbitration hereunder will be conducted in accordance with The Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitrations will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.

         Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows: No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one
(21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         All arbitration proceedings, including testimony or evidence at hearings, will be kept




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

confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be entered as a judgment or order in any state or federal court and may be entered as a judgment or order within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

Nothing herein will be construed to prevent your or our use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive your or our right to compel arbitration of any Dispute.

         If either we or you bring any other action for judicial relief with respect to any Dispute (other than those set forth in the immediately preceding paragraph), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either we or you bring or appeal an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if we sue you or institute any arbitration claim or counterclaim against you in which you are the prevailing party, we will pay all costs and expenses (including attorneys' fees) incurred by you in the course of defending such action or proceeding.

         Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (i) to us at our address below; (ii) to you at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; or such other address as the parties may specify from time to time in writing.

         The agreement to arbitrate will survive the termination of this Guaranty.

         IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. WE WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.



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

We acknowledge and agree that this Guaranty and all agreements between Dealer and you have been substantially negotiated, and will be performed, in the state of Missouri. Accordingly, we agree that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which will control and govern all arbitration proceedings hereunder.

THIS GUARANTY CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGES WAIVER PROVISIONS.

Date: October 26, 1998

                             SECRETARY'S CERTIFICATE

I hereby certify that I am the Secretary or Assistant Secretary of Crescent Machinery Company ("Guarantor") and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and read as follows:

"BE IT RESOLVED that any executive officer of this corporation is hereby authorized to execute a guaranty of the obligations of Western Traction Company ("Dealer") to Deutsche Financial Services Corporation on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings Dealer, and any other demands and notices required by law; and any right of ___________ from other guarantors * RIDER 1."





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

                                    RIDERS TO
                             SECRETARY'S CERTIFICATE
       DEUTSCHE FINANCIAL SERVICES CORPORATION/CRESCENT MACHINERY COMPANY



RIDER 1:

; provided, however, that, in the case of any such executive officer who is not also an executive officer of Crescent Operating, Inc., a Delaware corporation, such authorization is limited to one or more transactions having an aggregate value of no greater than Five Hundred Thousand Dollars ($500,000.00).

                             COLLATERALIZED GUARANTY

TO:      DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS")

1. Guaranty and Indemnification. In consideration of financing provided or to be provided by you to Crescent Machinery Company ("Dealer"), and for other good and valuable consideration received, the undersigned (individually and/or collectively "Guarantor") unconditionally and absolutely guaranty to DFS, from property held separately, jointly or in community, the immediate payment when due of all current and future liabilities owed by Dealer to DFS, whether such liabilities are direct, indirect or owed by Dealer to a third party and acquired by DFS ("Liabilities"). Guarantor will pay DFS on demand the full amount of all sums owed by Dealer to DFS, together with all costs and expenses (including, without limitation, reasonable attorneys fees). Guarantor also indemnifies and holds DFS harmless from and against all (a) losses, costs and expenses DFS incurs and/or is liable for (including, without limitation, reasonable attorneys' fees) and (b) claims, actions and demands made by Dealer or any third party against DFS; which in any way relate to any relationship or transaction between DFS and Dealer.

2. Consents. This Guaranty will not be released, discharged or affected by, and Guarantor hereby irrevocably consents to, any: (a) change in the manner, place, interest rate, finance or other charges, or terms of payment or performance in any current or future agreement between DFS and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Dealer's financial condition; (c) interruption of relations between Dealer and DFS or Guarantor;
(d) claim or action by Dealer against DFS; and/or (e) increases or decreases in any credit DFS may provide to Dealer.

3. Unconditional Obligations. Guarantor will pay DFS even if DFS has not: (a) notified Dealer that it is in default of the Liabilities, and/or that DFS intends to accelerate or has accelerated the payment of all or any part of the Liabilities, or (b) exercised any of DFS' rights or remedies against Dealer, any other person or any current or future collateral. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations which such new or changed legal entity owes to DFS.

4. Waivers. Guarantor irrevocably waives: notice of DFS' acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, notice of breach or default, notice of intent to accelerate and notice of acceleration of any indebtedness of Dealer, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by DFS to Dealer in reliance on this Guaranty and any claim or action against Dealer; all other demands and notices required by law; all rights of offset and counterclaims against DFS or Dealer; all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement). Guarantor further waives all defenses based on suretyship or impairment of collateral, and defenses which the Dealer may assert on the underlying debt, including but not limited to, failure of consideration, breach of warranty, fraud, payment,




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

statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, deceptive trade practices, accord and satisfaction and usury. Guarantor also waives all rights to claim, arbitrate for or sue for any punitive or exemplary damages. In addition, Guarantor hereby irrevocably subordinates to DFS any and all of Guarantor's present and future rights and remedies: (a) of subrogation against Dealer to any of DFS' rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer; and
(c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty, such subordinations to last until DFS has been paid in full for all Liabilities. All of Guarantor's waivers and subordinations herein will survive any termination of this Guaranty.

5. Warranties and Representations. Guarantor has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representation made by DFS. Guarantor has access to current and future Dealer financial information which enables Guarantor to remain continuously informed of Dealer's financial condition. Guarantor represents and warrants to DFS that Guarantor has received and will receive substantial direct or indirect benefit by making this Guaranty and incurring the Liabilities. Guarantor also represents and warrants to DFS that Guarantor is solvent and Guarantor's execution of this Guaranty will not make Guarantor insolvent. Guarantor further represents and warrants to DFS that: (a) the present fair salable value of Guarantor's assets is greater than the amount required to pay Guarantor's liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); (b) Guarantor is able to pay all of its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured; and (c) Guarantor does not have unreasonably small capital.

6. Grant of Security Interest. To secure payment of all Liabilities and all of Guarantor's current and future debts to DFS, whether under this Guaranty or any current or future guaranty or other agreement, Guarantor grants DFS a security interest in all of Guarantor's (1) new and used inventory and equipment which is financed by DFS for, or against which DFS has loaned monies to, Guarantor or Dealer or any of their subsidiaries or affiliated companies, whether now owned or hereafter acquired and whether or not transferred among such entities or any of their subsidiaries or affiliated companies, and (2) all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from the sale, lease, rental or other disposition of all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Guarantor thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all cash and non-cash proceeds of all of the foregoing. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS for Dealer or Guarantor, and all proceeds thereof, will be held in trust by Guarantor for DFS.

7. Additional Warranties and Representations. Guarantor warrants and represents to DFS that: (a) Guarantor has good title to all Collateral; (b) DFS' security interest in the Collateral financed by DFS for Dealer or Guarantor is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Guarantor will execute all documents DFS requests to




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

perfect and maintain DFS' security interest in the Collateral; (d) Guarantor will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral financed by DFS for Dealer or Guarantor; (e) Guarantor will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires;
(f) Guarantor has the right and is duly authorized to enter into this Guaranty;
(g) Guarantor's execution of this Guaranty does not constitute a breach of any agreement to which Guarantor is now or hereafter becomes bound; (h) there are and will be no actions or proceedings pending or threatened against Guarantor which might result in any material adverse change in Guarantor's financial or business condition or which might in any way adversely affect any of Guarantor's assets; (i) Guarantor will maintain the Collateral in good condition and repair;
(j) Guarantor has duly filed and will duly file all tax returns required by law;
(k) Guarantor has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (I) Guarantor will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated below; (m) Guarantor will promptly supply DFS with such information concerning it as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business or Guarantor's place of business listed below, and such other locations, if any, of which Dealer or Guarantor has notified DFS in writing or as listed on any current or future Exhibit "A" attached to any Agreement for Wholesale Financing or security agreement between Dealer and DFS or this Guaranty which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (o) Guarantor will give DFS thirty (30) days prior written notice of any change in Guarantor's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Guarantor will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Guarantor will advise DFS of the commencement of material legal proceedings against Dealer or Guarantor; and (r) Guarantor will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

8. Negative Covenants. Guarantor will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets; (b) rent, lease, demonstrate, consign, or use any Collateral financed by DFS for Dealer or Guarantor; or (c) merge or consolidate with another entity.

9. Insurance. Guarantor will immediately notify DFS of any loss, theft or damage to any Collateral. Guarantor will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee and containing standard lender's loss payable and termination provisions. Guarantor will provide DFS with written evidence of such property insurance coverage and lender's loss-payee endorsement.

10. Financial Statements. Guarantor will provide DFS with financial statements on it each year within ninety (90) days after the end of Dealer's fiscal year end. Guarantor warrants and represents to DFS that all financial statements and information relating to Guarantor or Dealer which have been or may hereafter be delivered by Guarantor or Dealer to DFS are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to previously delivered statements and information, there has been no material adverse change in the financial or business condition of Guarantor or Dealer since the submission to DFS, either as of the date of delivery, or if different, the date specified therein, and Guarantor acknowledges DFS' reliance thereon.

11. Reviews. Guarantor grants DFS an irrevocable license to enter Guarantor's business locations during normal business hours without notice to Guarantor to:
(a) account for and inspect all Collateral; (b) verify Guarantor's compliance with this Guaranty; and (c) examine and copy Guarantor's books and records related to the Collateral.

12. Default. Guarantor will be in default under this Guaranty if: (a) Dealer breaches any terms, warranties or representations contained in any Agreement for Wholesale Financing, in any Statement of Transaction to which Dealer has not objected, or in any other agreement between DFS and Dealer; (b) Guarantor breaches any terms, warranties or representations contained herein or in any other agreement between Guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or Guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable under any agreement between DFS and Dealer; (e) Guarantor fails to pay any portion of Guarantor's debts to DFS when due and payable under any agreement between DFS and Guarantor; (f) Dealer or Guarantor abandons any Collateral; (g) Dealer or Guarantor is or becomes in default in the payment of any debt owed to any third party; (h) a money judgment issues against Dealer or Guarantor; (i) an attachment, sale or seizure issues or is executed against any assets of Dealer or Guarantor; (j) Guarantor dies if Guarantor is an individual, any general partner dies while Guarantor is a general or limited partnership, or any member dies while Guarantor is a limited liability company, as applicable;
(k) Dealer or Guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (l) Dealer or Guarantor ceases or suspends business; (m) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (o) any receiver is appointed for any assets of Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable; (p) this Guaranty or any other guaranty of Dealer's debts to DFS is terminated; (q) Dealer or Guarantor loses any franchise, permission, license or right to sell or deal in any Collateral which DFS finances for Dealer or Guarantor; (r) Dealer or Guarantor misrepresents their respective financial condition or organizational structure; or (5) DFS determines in good faith that it is insecure with respect to any of the Collateral or the payment of any part of Dealer's or Guarantor's obligation to DFS.

13. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer or Guarantor, do any one or more of the following: declare all or any part of the debt Guarantor owes DFS, whether contingent or noncontingent and whether arising hereunder or under any other agreement between Guarantor and DFS, immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Guarantor, if applicable, or Dealer (DFS' right to cease extending credit shall not be construed to limit the discretionary nature of any credit facility)

         (b) Guarantor will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Guarantor will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Guarantor, take immediate possession of the Collateral together with all related documents.

                  All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

14. Sale of Collateral. Guarantor agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Guarantor agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Guarantor further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a Vendor). Guarantor irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Guaranty.

15. Power of Attorney. Guarantor grants DFS an irrevocable power of attorney to: execute or endorse on Guarantor's behalf any checks, financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Guarantor; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interest therein.

16. Termination. Guarantor may terminate this Guaranty by a written notice to DFS, the termination to be effective sixty (60) days after DFS receives and acknowledges it, but the termination will not terminate Guarantor's obligations hereunder for Liabilities arising prior to the effective termination date.

17. Binding Effect. Guarantor cannot assign this Guaranty without DFS' prior written consent, although DFS may assign its interest herein without notice to, or consent from, Guarantor. This Guaranty will protect and bind DFS' and Guarantor's respective heirs, representatives, Successors and assigns.

18. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Guarantor at its address below; (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; or such other address as the parties may specify from time to time in writing.

19. Severability. If any provision of this Guaranty or its application is invalid or unenforceable, the remainder of this Guaranty will not be impaired or affected and will remain binding and enforceable.

20. Supplement. If Guarantor and DFS have heretofore executed other guaranties or agreements in connection with all or any part of the Collateral, this Guaranty shall supplement each and every other such guaranty and agreement previously executed by and between Guarantor and DFS, and in that event this Guaranty shall neither be deemed a novation nor a termination of such previously executed guaranty or agreement nor shall execution of this Guaranty be deemed a satisfaction of any obligation secured by such previously executed guaranty or agreement.

21. Receipt of Guaranty. Guarantor has read and understood all terms and provisions of this Guaranty. Guarantor acknowledges receipt of a true copy of this Guaranty and of all agreements between DFS and Dealer. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms. Notwithstanding anything herein to the contrary: (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Guaranty, any agreement between DFS and Dealer, any Statement of Transaction, billing statement, invoice from a vendor, financial statements or other report, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Guaranty or any other agreement between DFS and Guarantor, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

22. NO ORAL AGREEMENTS. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect Guarantor and DFS from misunderstanding or disappointment, any agreements Guarantor and DFS or Dealer and DFS reach covering such matters are contained in this Guaranty, an Agreement for Wholesale Financing, or another agreement between Guarantor and DFS or between Dealer and DFS, which agreement(s) is (are) the complete and exclusive statement of the agreement between Guarantor and DFS and between Dealer and DFS, except as specifically provided herein, in such other agreement(s) or as Guarantor and DFS or Dealer and DFS may later agree in writing.

23. Miscellaneous. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. If DFS is required in any action involving Dealer to return or rescind any payment made to or value received by DFS from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by DFS and notwithstanding any termination of this Guaranty or DFS' release of Guarantor. Any delay or failure by DFS, or DFS' successors or assigns, in exercising any of DFS' rights or remedies hereunder will not waive any such rights or remedies. If Guarantor fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt directly owed by Guarantor to DFS, which shall be subject to finance charges at the highest rate allowed by law; and (b) due and payable immediately in full. Guarantor agrees to pay all of DFS' reasonable attorneys fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Guaranty are for convenience only and do not define or limit the contents of any Section.

24. BINDING ARBITRATION.

         24.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and Controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and us;
(c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by an employee, agent, officer or director of a DFS Company, whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Dealer or DFS and Guarantor; and/or (d) any other relationship, transaction, dealing or agreement between DFS and Dealer or DFS and Guarantor (collectively the "Disputes"), will be subject to and resolved by binding arbitration.



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

         24.2 Administrative Body. All arbitration hereunder will be conducted in accordance with The Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator('s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitrations will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.

         24.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows: No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         24.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         24.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be entered as a judgment or order in any state or federal court and may be entered as a judgment or order within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         24.6 Prejudgment and Provisional Remedies. Nothing herein will be Construed to prevent DFS' or Guarantor's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Guarantor's right to compel arbitration of any Dispute.

         24.7 Attorneys' Fees. If either Guarantor or DFS bring any other action for judicial relief with respect to any Dispute (other than those set forth in the immediately preceding paragraph), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees). incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Guarantor or DFS bring or appeal an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Guarantor sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Guarantor will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         24.8 Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
(2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute.

         24.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Guaranty.

25. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DFS AND GUARANTOR WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

26. Governing Law. Guarantor acknowledges and agrees that this Guaranty and all agreements between Dealer and DFS have been substantially negotiated, and will be performed, in the state of Missouri. Accordingly, Guarantor agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which will control and govern all arbitration proceedings herein.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

Date: April 12, 1999

                            "SECRETARY'S CERTIFICATE


I hereby certify that I am the Secretary or Assistant Secretary of Harvey Equipment Center, Inc. ("Guarantor") and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

"BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of Crescent Machinery Company ("Dealer") to Deutsche Financial Services Corporation ("DFS") on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; and any right of contribution from other guarantors. As security for such guaranty to DFS, any officer of this corporation is hereby authorized to pledge, assign, mortgage, grant security interests, and otherwise transfer to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired."

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal on this 12th day of April, 1999.

                             COLLATERALIZED GUARANTY

TO:      DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS")

1. Guaranty and Indemnification. In consideration of financing provided or to be provided by you to Harvey Equipment Center, Inc. ("Dealer"), and for other good and valuable consideration received, the undersigned (individually and/or collectively "Guarantor") unconditionally and absolutely guaranty to DFS, from property held separately, jointly or in community, the immediate payment when due of all current and future liabilities owed by Dealer to DFS, whether such liabilities are direct, indirect or owed by Dealer to a third party and acquired by DFS ("Liabilities"). Guarantor will pay DFS on demand the full amount of all sums owed by Dealer to DFS, together with all costs and expenses (including, without limitation, reasonable attorneys fees). Guarantor also indemnifies and holds DFS harmless from and against all (a) losses, costs and expenses DFS incurs and/or is liable for (including, without limitation, reasonable attorneys' fees) and (b) claims, actions and demands made by Dealer or any third party against DFS; which in any way relate to any relationship or transaction between DFS and Dealer.

2. Consents. This Guaranty will not be released, discharged or affected by, and Guarantor hereby irrevocably consents to, any: (a) change in the manner, place, interest rate, finance or other charges, or terms of payment or performance in any current or future agreement between DFS and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Dealer's financial condition; (c) interruption of relations between Dealer and DFS or Guarantor;
(d) claim or action by Dealer against DFS; and/or (e) increases or decreases in any credit DFS may provide to Dealer.

3. Unconditional Obligations. Guarantor will pay DFS even if DFS has not: (a) notified Dealer that it is in default of the Liabilities, and/or that DFS intends to accelerate or has accelerated the payment of all or any part of the Liabilities, or (b) exercised any of DFS' rights or remedies against Dealer, any other person or any current or future collateral. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations which such new or changed legal entity owes to DFS.

4. Waivers. Guarantor irrevocably waives: notice of DFS' acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, notice of breach or default, notice of intent to accelerate and notice of acceleration of any indebtedness of Dealer, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by DFS to Dealer in reliance on this Guaranty and any claim or action against Dealer; all other demands and notices required by law; all rights of offset and counterclaims against DFS or Dealer; all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement). Guarantor further waives all defenses based on suretyship or impairment of collateral, and defenses which the Dealer may assert on the underlying debt, including but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, deceptive trade practices, accord and satisfaction and usury. Guarantor also waives all rights to claim, arbitrate for or sue for any punitive or exemplary damages. In addition, Guarantor hereby irrevocably subordinates to DFS any and all of Guarantor's present and future rights and remedies: (a) of subrogation against Dealer to any of DFS' rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer; and
(c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty, such subordinations to last until DFS has been paid in full for all Liabilities. All of Guarantor's waivers and subordinations herein will survive any termination of this Guaranty.

5. Warranties and Representations. Guarantor has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representation made by DFS. Guarantor has access to current and future Dealer financial information which enables Guarantor to remain continuously informed of Dealer's financial condition. Guarantor represents and warrants to DFS that Guarantor has received and will receive substantial direct or indirect benefit by making this Guaranty and incurring the Liabilities. Guarantor also represents and warrants to DFS that Guarantor is solvent and Guarantor's execution of this Guaranty will not make Guarantor insolvent. Guarantor further represents and warrants to DFS that: (a) the present fair salable value of Guarantor's assets is greater than the amount required to pay Guarantor's liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); (b) Guarantor is able to pay all of its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured; and (c) Guarantor does not have unreasonably small capital.

6. Grant of Security Interest. To secure payment of all Liabilities and all of Guarantor's current and future debts to DFS, whether under this Guaranty or any current or future guaranty or other agreement, Guarantor grants DFS a security interest in all of Guarantor's (1) new and used inventory and equipment which is financed by DFS for, or against which DFS has loaned monies to, Guarantor or Dealer or any of their subsidiaries or affiliated companies, whether now owned or hereafter acquired and whether or not transferred among such entities or any of their subsidiaries or affiliated companies, and (2) all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from the sale, lease, rental or other disposition of all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Guarantor thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all cash and non-cash proceeds of all of the foregoing. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS for Dealer or Guarantor, and all proceeds thereof, will be held in trust by Guarantor for DFS.

7. Additional Warranties and Representations. Guarantor warrants and represents to DFS that: (a) Guarantor has good title to all Collateral; (b) DFS' security interest in the Collateral financed by DFS for Dealer or Guarantor is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Guarantor will execute all documents DFS requests to





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

perfect and maintain DFS' security interest in the Collateral; (d) Guarantor will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral financed by DFS for Dealer or Guarantor; (e) Guarantor will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires;
(f) Guarantor has the right and is duly authorized to enter into this Guaranty;
(g) Guarantor's execution of this Guaranty does not constitute a breach of any agreement to which Guarantor is now or hereafter becomes bound; (h) there are and will be no actions or proceedings pending or threatened against Guarantor which might result in any material adverse change in Guarantor's financial or business condition or which might in any way adversely affect any of Guarantor's assets; (i) Guarantor will maintain the Collateral in good condition and repair;
(j) Guarantor has duly filed and will duly file all tax returns required by law;
(k) Guarantor has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (I) Guarantor will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated below; (m) Guarantor will promptly supply DFS with such information concerning it as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business or Guarantor's place of business listed below, and such other locations, if any, of which Dealer or Guarantor has notified DFS in writing or as listed on any current or future Exhibit "A" attached to any Agreement for Wholesale Financing or security agreement between Dealer and DFS or this Guaranty which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (o) Guarantor will give DFS thirty (30) days prior written notice of any change in Guarantor's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Guarantor will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Guarantor will advise DFS of the commencement of material legal proceedings against Dealer or Guarantor; and (r) Guarantor will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

8. Negative Covenants. Guarantor will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets; (b) rent, lease, demonstrate, consign, or use any Collateral financed by DFS for Dealer or Guarantor; or (c) merge or consolidate with another entity.

9. Insurance. Guarantor will immediately notify DFS of any loss, theft or damage to any Collateral. Guarantor will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee and containing standard lender's loss payable and termination provisions. Guarantor will provide DFS with written evidence of such property insurance coverage and lender's loss-payee endorsement.

10. Financial Statements. Guarantor will provide DFS with financial statements on it each year within ninety (90) days after the end of Dealer's fiscal year end. Guarantor warrants and represents to DFS that all financial statements and information relating to Guarantor or Dealer which have been or may hereafter be delivered by Guarantor or Dealer to DFS are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to previously delivered statements and information, there has been no material adverse change in the financial or business condition of Guarantor or Dealer since the submission to DFS, either as of the date of delivery, or if different, the date specified therein, and Guarantor acknowledges DFS' reliance thereon.

11. Reviews. Guarantor grants DFS an irrevocable license to enter Guarantor's business locations during normal business hours without notice to Guarantor to:
(a) account for and inspect all Collateral; (b) verify Guarantor's compliance with this Guaranty; and (c) examine and copy Guarantor's books and records related to the Collateral.

12. Default. Guarantor will be in default under this Guaranty if: (a) Dealer breaches any terms, warranties or representations contained in any Agreement for Wholesale Financing, in any Statement of Transaction to which Dealer has not objected, or in any other agreement between DFS and Dealer; (b) Guarantor breaches any terms, warranties or representations contained herein or in any other agreement between Guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or Guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable under any agreement between DFS and Dealer; (e) Guarantor fails to pay any portion of Guarantor's debts to DFS when due and payable under any agreement between DFS and Guarantor; (f) Dealer or Guarantor abandons any Collateral; (g) Dealer or Guarantor is or becomes in default in the payment of any debt owed to any third party; (h) a money judgment issues against Dealer or Guarantor; (i) an attachment, sale or seizure issues or is executed against any assets of Dealer or Guarantor; (j) Guarantor dies if Guarantor is an individual, any general partner dies while Guarantor is a general or limited partnership, or any member dies while Guarantor is a limited liability company, as applicable;
(k) Dealer or Guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (l) Dealer or Guarantor ceases or suspends business; (m) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (o) any receiver is appointed for any assets of Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable; (p) this Guaranty or any other guaranty of Dealer's debts to DFS is terminated; (q) Dealer or Guarantor loses any franchise, permission, license or right to sell or deal in any Collateral which DFS finances for Dealer or Guarantor; (r) Dealer or Guarantor misrepresents their respective financial condition or organizational structure; or (5) DFS determines in good faith that it is insecure with respect to any of the Collateral or the payment of any part of Dealer's or Guarantor's obligation to DFS.

13. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer or Guarantor, do any one or more of the following: declare all or any part of the debt Guarantor owes DFS, whether contingent or noncontingent and whether arising hereunder or under any other agreement between Guarantor and DFS, immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Guarantor, if applicable, or Dealer (DFS' right to cease extending credit shall not be construed to limit the discretionary nature of any credit facility)

         (b) Guarantor will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Guarantor will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Guarantor, take immediate possession of the Collateral together with all related documents.

                  All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

14. Sale of Collateral. Guarantor agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Guarantor agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Guarantor further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a Vendor). Guarantor irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Guaranty.

15. Power of Attorney. Guarantor grants DFS an irrevocable power of attorney to: execute or endorse on Guarantor's behalf any checks, financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Guarantor; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interest therein.

16. Termination. Guarantor may terminate this Guaranty by a written notice to DFS, the termination to be effective sixty (60) days after DFS receives and acknowledges it, but the termination will not terminate Guarantor's obligations hereunder for Liabilities arising prior to the effective termination date.

17. Binding Effect. Guarantor cannot assign this Guaranty without DFS' prior written consent, although DFS may assign its interest herein without notice to, or consent from, Guarantor. This Guaranty will protect and bind DFS' and Guarantor's respective heirs, representatives, Successors and assigns.

18. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Guarantor at its address below; (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; or such other address as the parties may specify from time to time in writing.

19. Severability. If any provision of this Guaranty or its application is invalid or unenforceable, the remainder of this Guaranty will not be impaired or affected and will remain binding and enforceable.

20. Supplement. If Guarantor and DFS have heretofore executed other guaranties or agreements in connection with all or any part of the Collateral, this Guaranty shall supplement each and every other such guaranty and agreement previously executed by and between Guarantor and DFS, and in that event this Guaranty shall neither be deemed a novation nor a termination of such previously executed guaranty or agreement nor shall execution of this Guaranty be deemed a satisfaction of any obligation secured by such previously executed guaranty or agreement.

21. Receipt of Guaranty. Guarantor has read and understood all terms and provisions of this Guaranty. Guarantor acknowledges receipt of a true copy of this Guaranty and of all agreements between DFS and Dealer. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms. Notwithstanding anything herein to the contrary: (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Guaranty, any agreement between DFS and Dealer, any Statement of Transaction, billing statement, invoice from a vendor, financial statements or other report, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Guaranty or any other agreement between DFS and Guarantor, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

22. NO ORAL AGREEMENTS. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect Guarantor and DFS from misunderstanding or disappointment, any agreements Guarantor and DFS or Dealer and DFS reach covering such matters are contained in this Guaranty, an Agreement for Wholesale Financing, or another agreement between Guarantor and DFS or between Dealer and DFS, which agreement(s) is (are) the complete and exclusive statement of the agreement between Guarantor and DFS and between Dealer and DFS, except as specifically provided herein, in such other agreement(s) or as Guarantor and DFS or Dealer and DFS may later agree in writing.

23. Miscellaneous. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. If DFS is required in any action involving Dealer to return or rescind any payment made to or value received by DFS from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by DFS and notwithstanding any termination of this Guaranty or DFS' release of Guarantor. Any delay or failure by DFS, or DFS' successors or assigns, in exercising any of DFS' rights or remedies hereunder will not waive any such rights or remedies. If Guarantor fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt directly owed by Guarantor to DFS, which shall be subject to finance charges at the highest rate allowed by law; and (b) due and payable immediately in full. Guarantor agrees to pay all of DFS' reasonable attorneys fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Guaranty are for convenience only and do not define or limit the contents of any Section.

24. BINDING ARBITRATION.

         24.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and Controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and us;
(c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by an employee, agent, officer or director of a DFS Company, whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Dealer or DFS and Guarantor; and/or (d) any other relationship, transaction, dealing or agreement between DFS and Dealer or DFS and Guarantor (collectively the "Disputes"), will be subject to and resolved by binding arbitration.



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

         24.2 Administrative Body. All arbitration hereunder will be conducted in accordance with The Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator('s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitrations will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.

         24.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows: No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         24.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         24.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be entered as a judgment or order in any state or federal court and may be entered as a judgment or order within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         24.6 Prejudgment and Provisional Remedies. Nothing herein will be Construed to prevent DFS' or Guarantor's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Guarantor's right to compel arbitration of any Dispute.

         24.7 Attorneys' Fees. If either Guarantor or DFS bring any other action for judicial relief with respect to any Dispute (other than those set forth in the immediately preceding paragraph), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees). incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Guarantor or DFS bring or appeal an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Guarantor sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Guarantor will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         24.8 Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
(2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute.

         24.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Guaranty.

25. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DFS AND GUARANTOR WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

26. Governing Law. Guarantor acknowledges and agrees that this Guaranty and all agreements between Dealer and DFS have been substantially negotiated, and will be performed, in the state of Missouri. Accordingly, Guarantor agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which will control and govern all arbitration proceedings herein.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

Dated: April 12, 1999

                            "SECRETARY' S CERTIFICATE


I hereby certify that I am the Secretary or Assistant Secretary of Crescent Machinery Company ("Guarantor") and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

"BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of Harvey Equipment Center, Inc. ("Dealer") to Deutsche Financial Services Corporation ("DFS") on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; and any right of contribution from other guarantors. As security for such guaranty to DFS, any officer of this corporation is hereby authorized to pledge, assign, mortgage, grant security interests, and otherwise transfer to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired."

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal on this 12th day of April, 1999.

                             COLLATERALIZED GUARANTY

TO:      DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS")

1. Guaranty and Indemnification. In consideration of financing provided or to be provided by you to Machinery, Inc. ("Dealer"), and for other good and valuable consideration received, the undersigned (individually and/or collectively "Guarantor") unconditionally and absolutely guaranty to DFS, from property held separately, jointly or in community, the immediate payment when due of all current and future liabilities owed by Dealer to DFS, whether such liabilities are direct, indirect or owed by Dealer to a third party and acquired by DFS ("Liabilities"). Guarantor will pay DFS on demand the full amount of all sums owed by Dealer to DFS, together with all costs and expenses (including, without limitation, reasonable attorneys' fees). Guarantor also indemnifies and holds DFS harmless from and against all (a) losses, costs and expenses DFS incurs and/or is liable for (including, without limitation, reasonable attorneys' fees) and (b) claims, actions and demands made by Dealer or any third party against DFS; which in any way relate to any relationship or transaction between DFS and Dealer.

2. Consents. This Guaranty will not be released, discharged or affected by, and Guarantor hereby irrevocably consents to, any: (a) change in the manner, place, interest rate, finance or other charges, or terms of payment or performance in any current or future agreement between DFS and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Dealer's financial condition; (c) interruption of relations between Dealer and DFS or Guarantor;
(d) claim or action by Dealer against DFS; and/or (e) increases or decreases in any credit DFS may provide to Dealer.

3. Unconditional Obligations. Guarantor will pay DFS even if DFS has not: (a) notified Dealer that it is in default of the Liabilities, and/or that DFS intends to accelerate or has accelerated the payment of all or any part of the Liabilities, or (b) exercised any of DFS' rights or remedies against Dealer, any other person or any current or future collateral. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations which such new or changed legal entity owes to DFS.

4. Waivers. Guarantor irrevocably waives: notice of DFS' acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, notice of breach or default, notice of intent to accelerate and notice of acceleration of any indebtedness of Dealer, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by DFS to Dealer in reliance on this Guaranty and any claim or action against Dealer; all other demands and notices required by law; all rights of offset and counterclaims against DFS or Dealer; all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement). Guarantor further waives all defenses based on suretyship or impairment of collateral, and defenses which the Dealer may assert on the underlying debt, including but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, deceptive trade practices, accord and satisfaction and usury. Guarantor also waives all rights to claim, arbitrate for or sue for any punitive or exemplary damages. In addition, Guarantor hereby irrevocably subordinates to DFS any and all of Guarantor's present and future rights and remedies: (a) of subrogation against Dealer to any of DFS' rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer; and
(c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty, such subordinations to last until DFS has been paid in full for all Liabilities. All of Guarantor's waivers and subordinations herein will survive any termination of this Guaranty.

5. Warranties and Representations. Guarantor has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representation made by DFS. Guarantor has access to current and future Dealer financial information which enables Guarantor to remain continuously informed of Dealer's financial condition. Guarantor represents and warrants to DFS that Guarantor has received and will receive substantial direct or indirect benefit by making this Guaranty and incurring the Liabilities. Guarantor also represents and warrants to DFS that Guarantor is solvent and Guarantor's execution of this Guaranty will not make Guarantor insolvent. Guarantor further represents and warrants to DFS that: (a) the present fair salable value of Guarantor's assets is greater than the amount required to pay Guarantor's liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); (b) Guarantor is able to pay all of its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured; and (c) Guarantor does not have unreasonably small capital.

6. Grant of Security Interest. To secure payment of all Liabilities and all of Guarantor's current and future debts to DFS, whether under this Guaranty or any current or future guaranty or other agreement, Guarantor grants DFS a security interest in all of Guarantor's (1) new and used inventory and equipment which is financed by DFS for, or against which DFS has loaned monies to, Guarantor or Dealer or any of their subsidiaries or affiliated companies, whether now owned or hereafter acquired and whether or not transferred among such entities or any of their subsidiaries or affiliated companies, and (2) all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from the sale, lease, rental or other disposition of all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Guarantor thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all cash and non-cash proceeds of all of the foregoing. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS for Dealer or Guarantor, and all proceeds thereof, will be held in trust by Guarantor for DFS.

7. Additional Warranties and Representations. Guarantor warrants and represents to DFS that: (a) Guarantor has good title to all Collateral; (b) DFS' security interest in the Collateral financed by DFS for Dealer or Guarantor is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Guarantor will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral; (d) Guarantor will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral financed by DFS for Dealer or Guarantor; (e) Guarantor will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires;
(f) Guarantor has the right and is duly authorized to enter into this Guaranty;
(g) Guarantor's execution of this Guaranty does not constitute a breach of any agreement to which Guarantor is now or hereafter becomes bound; (h) there are and will be no actions or proceedings pending or threatened against Guarantor which might result in any material adverse change in Guarantor's financial or business condition or which might in any way adversely affect any of Guarantor's assets; (i) Guarantor will maintain the Collateral in good condition and repair;
(j) Guarantor has duly filed and will duly file all tax returns required by law;
(k) Guarantor has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (I) Guarantor will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated below; (m) Guarantor will promptly supply DFS with such information concerning it as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business or Guarantor's place of business listed below, and such other locations, if any, of which Dealer or Guarantor has notified DFS in writing or as listed on any current or future Exhibit "A" attached to any Agreement for Wholesale Financing or security agreement between Dealer and DFS or this Guaranty which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (o) Guarantor will give DFS thirty (30) days prior written notice of any change in Guarantor's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Guarantor will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Guarantor will advise DFS of the commencement of material legal proceedings against Dealer or Guarantor; and (r) Guarantor will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

8. Negative Covenants. Guarantor will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets; (b) rent, lease, demonstrate, consign, or use any Collateral financed by DFS for Dealer or Guarantor; or (c) merge or consolidate with another entity.

9. Insurance. Guarantor will immediately notify DFS of any loss, theft or damage to any Collateral. Guarantor will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee and containing standard lender's loss payable and termination provisions. Guarantor will provide DFS with written evidence of such property insurance coverage and lender's loss-payee endorsement.

10. Financial Statements. Guarantor will provide DFS with financial statements on it each year within ninety (90) days after the end of Dealer's fiscal year end. Guarantor warrants and represents to DFS that all financial statements and information relating to Guarantor or Dealer which have been or may hereafter be delivered by Guarantor or Dealer to DFS are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to previously delivered statements and information, there has been no material adverse change in the financial or business condition of Guarantor or Dealer since the submission to DFS, either as of the date of delivery, or if different, the date specified therein, and Guarantor acknowledges DFS' reliance thereon.

11. Reviews. Guarantor grants DFS an irrevocable license to enter Guarantor's business locations during normal business hours without notice to Guarantor to:
(a) account for and inspect all Collateral; (b) verify Guarantor's compliance with this Guaranty; and (c) examine and copy Guarantor's books and records related to the Collateral.

12. Default. Guarantor will be in default under this Guaranty if: (a) Dealer breaches any terms, warranties or representations contained in any Agreement for Wholesale Financing, in any Statement of Transaction to which Dealer has not objected, or in any other agreement between DFS and Dealer; (b) Guarantor breaches any terms, warranties or representations contained herein or in any other agreement between Guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or Guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable under any agreement between DFS and Dealer; (e) Guarantor fails to pay any portion of Guarantor's debts to DFS when due and payable under any agreement between DFS and Guarantor; (f) Dealer or Guarantor abandons any Collateral; (g) Dealer or Guarantor is or becomes in default in the payment of any debt owed to any third party; (h) a money judgment issues against Dealer or Guarantor; (i) an attachment, sale or seizure issues or is executed against any assets of Dealer or Guarantor; (j) Guarantor dies if Guarantor is an individual, any general partner dies while Guarantor is a general or limited partnership, or any member dies while Guarantor is a limited liability company, as applicable;
(k) Dealer or Guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (l) Dealer or Guarantor ceases or suspends business; (m) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (o) any receiver is appointed for any assets of Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable; (p) this Guaranty or any other guaranty of Dealer's debts to DFS is terminated; (q) Dealer or Guarantor loses any franchise, permission, license or right to sell or deal in any Collateral which DFS finances for Dealer or Guarantor; (r) Dealer or Guarantor misrepresents their respective financial condition or organizational structure; or (5) DFS determines in good faith that it is insecure with respect to any of the Collateral or the payment of any part of Dealer's or Guarantor's obligation to DFS.

13. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer or Guarantor, do any one or more of the following: declare all or any part of the debt Guarantor owes DFS, whether contingent or noncontingent and whether arising hereunder or under any other agreement between Guarantor and DFS, immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Guarantor, if applicable, or Dealer (DFS' right to cease extending credit shall not be construed to limit the discretionary nature of any credit facility)

         (b) Guarantor will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Guarantor will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Guarantor, take immediate possession of the Collateral together with all related documents.

                  All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

14. Sale of Collateral. Guarantor agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Guarantor agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Guarantor further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a Vendor). Guarantor irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Guaranty.

15. Power of Attorney. Guarantor grants DFS an irrevocable power of attorney to: execute or endorse on Guarantor's behalf any checks, financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Guarantor; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interest therein.

16. Termination. Guarantor may terminate this Guaranty by a written notice to DFS, the termination to be effective sixty (60) days after DFS receives and acknowledges it, but the termination will not terminate Guarantor's obligations hereunder for Liabilities arising prior to the effective termination date.

17. Binding Effect. Guarantor cannot assign this Guaranty without DFS' prior written consent, although DFS may assign its interest herein without notice to, or consent from, Guarantor. This Guaranty will protect and bind DFS' and Guarantor's respective heirs, representatives, Successors and assigns.

18. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Guarantor at its address below; (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; or such other address as the parties may specify from time to time in writing.

19. Severability. If any provision of this Guaranty or its application is invalid or unenforceable, the remainder of this Guaranty will not be impaired or affected and will remain binding and enforceable.

20. Supplement. If Guarantor and DFS have heretofore executed other guaranties or agreements in connection with all or any part of the Collateral, this Guaranty shall supplement each and every other such guaranty and agreement previously executed by and between Guarantor and DFS, and in that event this Guaranty shall neither be deemed a novation nor a termination of such previously executed guaranty or agreement nor shall execution of this Guaranty be deemed a satisfaction of any obligation secured by such previously executed guaranty or agreement.

21. Receipt of Guaranty. Guarantor has read and understood all terms and provisions of this Guaranty. Guarantor acknowledges receipt of a true copy of this Guaranty and of all agreements between DFS and Dealer. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms. Notwithstanding anything herein to the contrary: (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Guaranty, any agreement between DFS and Dealer, any Statement of Transaction, billing statement, invoice from a vendor, financial statements or other report, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Guaranty or any other agreement between DFS and Guarantor, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

22. NO ORAL AGREEMENTS. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect Guarantor and DFS from misunderstanding or disappointment, any agreements Guarantor and DFS or Dealer and DFS reach covering such matters are contained in this Guaranty, an Agreement for Wholesale Financing, or another agreement between Guarantor and DFS or between Dealer and DFS, which agreement(s) is (are) the complete and exclusive statement of the agreement between Guarantor and DFS and between Dealer and DFS, except as specifically provided herein, in such other agreement(s) or as Guarantor and DFS or Dealer and DFS may later agree in writing.

23. Miscellaneous. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. If DFS is required in any action involving Dealer to return or rescind any payment made to or value received by DFS from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by DFS and notwithstanding any termination of this Guaranty or DFS' release of Guarantor. Any delay or failure by DFS, or DFS' successors or assigns, in exercising any of DFS' rights or remedies hereunder will not waive any such rights or remedies. If Guarantor fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt directly owed by Guarantor to DFS, which shall be subject to finance charges at the highest rate allowed by law; and (b) due and payable immediately in full. Guarantor agrees to pay all of DFS' reasonable attorneys fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Guaranty are for convenience only and do not define or limit the contents of any Section.

24. BINDING ARBITRATION.

         24.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and Controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and us;
(c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by an employee, agent, officer or director of a DFS Company, whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Dealer or DFS and Guarantor; and/or (d) any other relationship, transaction, dealing or agreement between DFS and Dealer or DFS and Guarantor (collectively the "Disputes"), will be subject to and resolved by binding arbitration.



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

         24.2 Administrative Body. All arbitration hereunder will be conducted in accordance with The Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator('s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitrations will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.

         24.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows: No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         24.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         24.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be entered as a judgment or order in any state or federal court and may be entered as a judgment or order within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         24.6 Prejudgment and Provisional Remedies. Nothing herein will be Construed to prevent DFS' or Guarantor's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Guarantor's right to compel arbitration of any Dispute.



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

         24.7 Attorneys' Fees. If either Guarantor or DFS bring any other action for judicial relief with respect to any Dispute (other than those set forth in the immediately preceding paragraph), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees). incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Guarantor or DFS bring or appeal an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Guarantor sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Guarantor will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         24.8 Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
(2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute.

         24.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Guaranty.

25. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DFS AND GUARANTOR WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

26. Governing Law. Guarantor acknowledges and agrees that this Guaranty and all agreements between Dealer and DFS have been substantially negotiated, and will be performed, in the state of Missouri. Accordingly, Guarantor agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which will control and govern all arbitration proceedings herein.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

Date: March 16, 1999

                            "SECRETARY' S CERTIFICATE


I hereby certify that I am the Secretary or Assistant Secretary of Crescent Machinery Company, Inc. ("Guarantor") and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

"BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of Machinery, Inc. ("Dealer") to Deutsche Financial Services Corporation ("DFS") on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; and any right of contribution from other guarantors. As security for such guaranty to DFS, any officer of this corporation is hereby authorized to pledge, assign, mortgage, grant security interests, and otherwise transfer to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired."

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal on this 16th day of March, 1999.





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

                             COLLATERALIZED GUARANTY

TO:      DEUTSCHE FINANCIAL SERVICES CORPORATION ("DFS")

1. Guaranty and Indemnification. In consideration of financing provided or to be provided by you to Solvenson Crane Rentals, Inc. ("Dealer"), and for other good and valuable consideration received, the undersigned (individually and/or collectively "Guarantor") unconditionally and absolutely guaranty to DFS, from property held separately, jointly or in community, the immediate payment when due of all current and future liabilities owed by Dealer to DFS, whether such liabilities are direct, indirect or owed by Dealer to a third party and acquired by DFS ("Liabilities"). Guarantor will pay DFS on demand the full amount of all sums owed by Dealer to DFS, together with all costs and expenses (including, without limitation, reasonable attorneys' fees). Guarantor also indemnifies and holds DFS harmless from and against all (a) losses, costs and expenses DFS incurs and/or is liable for (including, without limitation, reasonable attorneys' fees) and (b) claims, actions and demands made by Dealer or any third party against DFS; which in any way relate to any relationship or transaction between DFS and Dealer.

2. Consents. This Guaranty will not be released, discharged or affected by, and Guarantor hereby irrevocably consents to, any: (a) change in the manner, place, interest rate, finance or other charges, or terms of payment or performance in any current or future agreement between DFS and Dealer, the release, settlement or compromise of or with any party liable for the payment or performance thereof or the substitution, release, non-perfection, impairment, sale or other disposition of any collateral thereunder; (b) change in Dealer's financial condition; (c) interruption of relations between Dealer and DFS or Guarantor;
(d) claim or action by Dealer against DFS; and/or (e) increases or decreases in any credit DFS may provide to Dealer.

3. Unconditional Obligations. Guarantor will pay DFS even if DFS has not: (a) notified Dealer that it is in default of the Liabilities, and/or that DFS intends to accelerate or has accelerated the payment of all or any part of the Liabilities, or (b) exercised any of DFS' rights or remedies against Dealer, any other person or any current or future collateral. If Dealer hereafter undergoes any change in its ownership, identity or organizational structure, this Guaranty will extend to all current and future obligations which such new or changed legal entity owes to DFS.

4. Waivers. Guarantor irrevocably waives: notice of DFS' acceptance of this Guaranty, presentment, demand, protest, nonpayment, nonperformance, notice of breach or default, notice of intent to accelerate and notice of acceleration of any indebtedness of Dealer, any right of contribution from other guarantors, dishonor, the amount of indebtedness of Dealer outstanding at any time, the number and amount of advances made by DFS to Dealer in reliance on this Guaranty and any claim or action against Dealer; all other demands and notices required by law; all rights of offset and counterclaims against DFS or Dealer; all defenses to the enforceability of this Guaranty (including, without limitation, fraudulent inducement). Guarantor further waives all defenses based on suretyship or impairment of collateral, and defenses which the Dealer may assert on the underlying debt, including but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, deceptive trade practices, accord and satisfaction and usury. Guarantor also waives all rights to claim, arbitrate for or sue for any punitive or exemplary damages. In addition, Guarantor hereby irrevocably subordinates to DFS any and all of Guarantor's present and future rights and remedies: (a) of subrogation against Dealer to any of DFS' rights or remedies against Dealer, (b) of contribution, reimbursement, indemnification and restoration from Dealer; and
(c) to assert any other claim or action against Dealer directly or indirectly relating to this Guaranty, such subordinations to last until DFS has been paid in full for all Liabilities. All of Guarantor's waivers and subordinations herein will survive any termination of this Guaranty.

5. Warranties and Representations. Guarantor has made an independent investigation of the financial condition of Dealer and gives this Guaranty based on that investigation and not upon any representation made by DFS. Guarantor has access to current and future Dealer financial information which enables Guarantor to remain continuously informed of Dealer's financial condition. Guarantor represents and warrants to DFS that Guarantor has received and will receive substantial direct or indirect benefit by making this Guaranty and incurring the Liabilities. Guarantor also represents and warrants to DFS that Guarantor is solvent and Guarantor's execution of this Guaranty will not make Guarantor insolvent. Guarantor further represents and warrants to DFS that: (a) the present fair salable value of Guarantor's assets is greater than the amount required to pay Guarantor's liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); (b) Guarantor is able to pay all of its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured; and (c) Guarantor does not have unreasonably small capital.

6. Grant of Security Interest. To secure payment of all Liabilities and all of Guarantor's current and future debts to DFS, whether under this Guaranty or any current or future guaranty or other agreement, Guarantor grants DFS a security interest in all of Guarantor's (1) new and used inventory and equipment which is financed by DFS for, or against which DFS has loaned monies to, Guarantor or Dealer or any of their subsidiaries or affiliated companies, whether now owned or hereafter acquired and whether or not transferred among such entities or any of their subsidiaries or affiliated companies, and (2) all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from the sale, lease, rental or other disposition of all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Guarantor thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all cash and non-cash proceeds of all of the foregoing. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS for Dealer or Guarantor, and all proceeds thereof, will be held in trust by Guarantor for DFS.

7. Additional Warranties and Representations. Guarantor warrants and represents to DFS that: (a) Guarantor has good title to all Collateral; (b) DFS' security interest in the Collateral financed by DFS for Dealer or Guarantor is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Guarantor will execute all documents DFS requests to






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

perfect and maintain DFS' security interest in the Collateral; (d) Guarantor will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral financed by DFS for Dealer or Guarantor; (e) Guarantor will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires;
(f) Guarantor has the right and is duly authorized to enter into this Guaranty;
(g) Guarantor's execution of this Guaranty does not constitute a breach of any agreement to which Guarantor is now or hereafter becomes bound; (h) there are and will be no actions or proceedings pending or threatened against Guarantor which might result in any material adverse change in Guarantor's financial or business condition or which might in any way adversely affect any of Guarantor's assets; (i) Guarantor will maintain the Collateral in good condition and repair;
(j) Guarantor has duly filed and will duly file all tax returns required by law;
(k) Guarantor has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (I) Guarantor will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated below; (m) Guarantor will promptly supply DFS with such information concerning it as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business or Guarantor's place of business listed below, and such other locations, if any, of which Dealer or Guarantor has notified DFS in writing or as listed on any current or future Exhibit "A" attached to any Agreement for Wholesale Financing or security agreement between Dealer and DFS or this Guaranty which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (o) Guarantor will give DFS thirty (30) days prior written notice of any change in Guarantor's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Guarantor will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Guarantor will advise DFS of the commencement of material legal proceedings against Dealer or Guarantor; and (r) Guarantor will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

8. Negative Covenants. Guarantor will not at any time (without DFS' prior written consent): (a) other than in the ordinary course of its business, sell, lease or otherwise dispose of or transfer any of its assets; (b) rent, lease, demonstrate, consign, or use any Collateral financed by DFS for Dealer or Guarantor; or (c) merge or consolidate with another entity.

9. Insurance. Guarantor will immediately notify DFS of any loss, theft or damage to any Collateral. Guarantor will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee and containing standard lender's loss payable and termination provisions. Guarantor will provide DFS with written evidence of such property insurance coverage and lender's loss-payee endorsement.

10. Financial Statements. Guarantor will provide DFS with financial statements on it each year within ninety (90) days after the end of Dealer's fiscal year end. Guarantor warrants and represents to DFS that all financial statements and information relating to Guarantor or Dealer which have been or may hereafter be delivered by Guarantor or Dealer to DFS are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to previously delivered statements and information, there has been no material adverse change in the financial or business condition of Guarantor or Dealer since the submission to DFS, either as of the date of delivery, or if different, the date specified therein, and Guarantor acknowledges DFS' reliance thereon.

11. Reviews. Guarantor grants DFS an irrevocable license to enter Guarantor's business locations during normal business hours without notice to Guarantor to:
(a) account for and inspect all Collateral; (b) verify Guarantor's compliance with this Guaranty; and (c) examine and copy Guarantor's books and records related to the Collateral.

12. Default. Guarantor will be in default under this Guaranty if: (a) Dealer breaches any terms, warranties or representations contained in any Agreement for Wholesale Financing, in any Statement of Transaction to which Dealer has not objected, or in any other agreement between DFS and Dealer; (b) Guarantor breaches any terms, warranties or representations contained herein or in any other agreement between Guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or Guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable under any agreement between DFS and Dealer; (e) Guarantor fails to pay any portion of Guarantor's debts to DFS when due and payable under any agreement between DFS and Guarantor; (f) Dealer or Guarantor abandons any Collateral; (g) Dealer or Guarantor is or becomes in default in the payment of any debt owed to any third party; (h) a money judgment issues against Dealer or Guarantor; (i) an attachment, sale or seizure issues or is executed against any assets of Dealer or Guarantor; (j) Guarantor dies if Guarantor is an individual, any general partner dies while Guarantor is a general or limited partnership, or any member dies while Guarantor is a limited liability company, as applicable;
(k) Dealer or Guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (l) Dealer or Guarantor ceases or suspends business; (m) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (o) any receiver is appointed for any assets of Dealer, Guarantor or any member while Dealer or Guarantor is a limited liability company, as applicable; (p) this Guaranty or any other guaranty of Dealer's debts to DFS is terminated; (q) Dealer or Guarantor loses any franchise, permission, license or right to sell or deal in any Collateral which DFS finances for Dealer or Guarantor; (r) Dealer or Guarantor misrepresents their respective financial condition or organizational structure; or (5) DFS determines in good faith that it is insecure with respect to any of the Collateral or the payment of any part of Dealer's or Guarantor's obligation to DFS.





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

13. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer or Guarantor, do any one or more of the following: declare all or any part of the debt Guarantor owes DFS, whether contingent or noncontingent and whether arising hereunder or under any other agreement between Guarantor and DFS, immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Guarantor, if applicable, or Dealer (DFS' right to cease extending credit shall not be construed to limit the discretionary nature of any credit facility)

         (b) Guarantor will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Guarantor will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Guarantor, take immediate possession of the Collateral together with all related documents.

                  All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

14. Sale of Collateral. Guarantor agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Guarantor agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Guarantor further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a Vendor). Guarantor irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Guaranty.

15. Power of Attorney. Guarantor grants DFS an irrevocable power of attorney to: execute or endorse on Guarantor's behalf any checks, financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Guarantor; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interest therein.

16. Termination. Guarantor may terminate this Guaranty by a written notice to DFS, the termination to be effective sixty (60) days after DFS receives and acknowledges it, but the termination will not terminate Guarantor's obligations hereunder for Liabilities arising prior to the effective termination date.

17. Binding Effect. Guarantor cannot assign this Guaranty without DFS' prior written consent, although DFS may assign its interest herein without notice to, or consent from, Guarantor. This Guaranty will protect and bind DFS' and Guarantor's respective heirs, representatives, Successors and assigns.

18. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Guarantor at its address below; (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel; or such other address as the parties may specify from time to time in writing.

19. Severability. If any provision of this Guaranty or its application is invalid or unenforceable, the remainder of this Guaranty will not be impaired or affected and will remain binding and enforceable.

20. Supplement. If Guarantor and DFS have heretofore executed other guaranties or agreements in connection with all or any part of the Collateral, this Guaranty shall supplement each and every other such guaranty and agreement previously executed by and between Guarantor and DFS, and in that event this Guaranty shall neither be deemed a novation nor a termination of such previously executed guaranty or agreement nor shall execution of this Guaranty be deemed a satisfaction of any obligation secured by such previously executed guaranty or agreement.

21. Receipt of Guaranty. Guarantor has read and understood all terms and provisions of this Guaranty. Guarantor acknowledges receipt of a true copy of this Guaranty and of all agreements between DFS and Dealer. The meanings of all terms herein are equally applicable to both the singular and plural forms of such terms. Notwithstanding anything herein to the contrary: (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Guaranty, any agreement between DFS and Dealer, any Statement of Transaction, billing statement, invoice from a vendor, financial statements or other report, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Guaranty or any other agreement between DFS and Guarantor, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

22. NO ORAL AGREEMENTS. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect Guarantor and DFS from misunderstanding or disappointment, any agreements Guarantor and DFS or Dealer and DFS reach covering such matters are contained in this Guaranty, an Agreement for Wholesale Financing, or another agreement between Guarantor and DFS or between Dealer and DFS, which agreement(s) is (are) the complete and exclusive statement of the agreement between Guarantor and DFS and between Dealer and DFS, except as specifically provided herein, in such other agreement(s) or as Guarantor and DFS or Dealer and DFS may later agree in writing.

23. Miscellaneous. This Guaranty will survive any federal and/or state bankruptcy or insolvency action involving Dealer. If DFS is required in any action involving Dealer to return or rescind any payment made to or value received by DFS from or for the account of Dealer, this Guaranty will remain in full force and effect and will be automatically reinstated without any further action by DFS and notwithstanding any termination of this Guaranty or DFS' release of Guarantor. Any delay or failure by DFS, or DFS' successors or assigns, in exercising any of DFS' rights or remedies hereunder will not waive any such rights or remedies. If Guarantor fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt directly owed by Guarantor to DFS, which shall be subject to finance charges at the highest rate allowed by law; and (b) due and payable immediately in full. Guarantor agrees to pay all of DFS' reasonable attorneys fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Guaranty are for convenience only and do not define or limit the contents of any Section.

24. BINDING ARBITRATION.

         24.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and Controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Guaranty, and whether directly or indirectly relating to: (a) this Guaranty and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and us;
(c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by an employee, agent, officer or director of a DFS Company, whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS and Dealer or DFS and Guarantor; and/or (d) any other relationship, transaction, dealing or agreement between DFS and Dealer or DFS and Guarantor (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

         24.2 Administrative Body. All arbitration hereunder will be conducted in accordance with The Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator('s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitrations will be in the Division of the Federal Judicial District in which AAA maintains a regional office that is closest to Dealer.

         24.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows: No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         24.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         24.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Guaranty may be entered as a judgment or order in any state or federal court and may be entered as a judgment or order within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Guaranty concerns transactions involving commerce among the several states. The Federal Arbitration Act ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         24.6 Prejudgment and Provisional Remedies. Nothing herein will be Construed to prevent DFS' or Guarantor's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Guarantor's right to compel arbitration of any Dispute.

         24.7 Attorneys' Fees. If either Guarantor or DFS bring any other action for judicial relief with respect to any Dispute (other than those set forth in the immediately preceding paragraph), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees). incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Guarantor or DFS bring or appeal an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Guarantor sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Guarantor will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         24.8 Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
(2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute.

         24.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Guaranty.

25. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS GUARANTY IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DFS AND GUARANTOR WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

26. Governing Law. Guarantor acknowledges and agrees that this Guaranty and all agreements between Dealer and DFS have been substantially negotiated, and will be performed, in the state of Missouri. Accordingly, Guarantor agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which will control and govern all arbitration proceedings herein.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

Date: August 8, 1999

                            "SECRETARY'S CERTIFICATE


I hereby certify that I am the Secretary or Assistant Secretary of Crescent Machinery Company. ("Guarantor") and that execution of the above Guaranty was ratified, approved and confirmed by the Shareholders at a meeting, if necessary, and pursuant to a resolution of the Board of Directors of Guarantor at a meeting of the Board of Directors duly called, and which is currently in effect, which resolution was duly presented, seconded and adopted and reads as follows:

"BE IT RESOLVED that any officer of this corporation is hereby authorized to execute a guaranty of the obligations of Solvenson Crane Rentals, Inc. ("Dealer") to Deutsche Financial Services Corporation ("DFS") on behalf of the corporation, which instrument may contain such terms as the above named persons may see fit including, but not limited to a waiver of notice of the acceptance of the guaranty; presentment; demand; protest; notices of nonpayment, nonperformance, dishonor, the amount of indebtedness of Dealer outstanding at any time, any legal proceedings against Dealer, and any other demands and notices required by law; and any right of contribution from other guarantors. As security for such guaranty to DFS, any officer of this corporation is hereby authorized to pledge, assign, mortgage, grant security interests, and otherwise transfer to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired."

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal on this 4th day of August, 1999.

                        AGREEMENT FOR WHOLESALE FINANCING
                       (Industrial/Construction - Rental)

This Agreement for Wholesale Financing ("Agreement") is made as of April 6, 1998 between Deutsche Financial Services Corporation ("DFS") and Moody-Day, Inc., a [___] SOLE PROPRIETORSHIP, [__] PARTNERSHIP, [X] CORPORATION, [__] LIMITED LIABILITY COMPANY (check applicable term) ("Dealer"), having a principal place of business located at 2323 Irving Blvd. Dallas, TX 75207.

         1. Extension of Credit. In the course of Dealer's business, Dealer acquires new and used inventory and equipment ("Inventory") which is manufactured or sold by, and/or which bears a trademark or trade name of: (a) JCB, Ingersoll-Rand, P & H Cranes, Pioneer Boom Trucks, Super Pac and Broderson or any of their subsidiaries or affiliated companies ("Vendor"), or (b) other manufacturers or distributors. Subject to the terms of this Agreement, DFS, in its sole discretion, may extend credit to Dealer from time to time to purchase Inventory from Vendor or other manufacturers or distributors. If DFS advances funds to Dealer following Dealer's execution of this Agreement, DFS will be deemed to have entered into this Agreement with Dealer, whether or not executed by DFS. DFS may combine all of DFS' advances to Dealer or on Dealer's behalf, whether under this Agreement or any other agreement, and whether provided by one or more of DFS' branch offices, together with all finance charges, fees and expenses related thereto, to make one debt owed by Dealer. DFS' decision to advance funds on any Inventory will not be binding until the funds are actually advanced. DFS may, at any time and without notice to Dealer, elect not to finance any Inventory sold by Vendor or another specific manufacturer or distributor if Vendor or the specific manufacturer or distributor is in default of its obligations to DFS, or with respect to which DFS reasonably feels insecure.

         2. Financing Terms and Statements of Transaction. Dealer and DFS agree that certain financial terms of any advance made by DFS under this Agreement, whether regarding finance charges, other fees, maturities, curtailments or other financial terms, are not set forth herein because such terms depend, in part, upon the availability from time to time of discounts, payment terms or other incentives from Vendor and other manufacturers and distributors, prevailing economic conditions, and other economic factors which may vary over time. It is therefore in DFS' and Dealer's best interest to set forth in this Agreement only the general terms of Dealer's financing arrangement with DFS. Upon agreeing to finance a particular item of Inventory for Dealer, DFS will send Dealer a Statement of Transaction, and any amendment thereto ("Statement of Transaction"), identifying such Inventory and the applicable financial terms. Unless Dealer notifies DFS in writing of any objection within fifteen (15) days after a Statement of Transaction is mailed to Dealer: (a) the amount shown on such Statement of Transaction will be an account stated; (b) Dealer will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Dealer will have agreed that the items of Inventory referenced in such Statement of Transaction are being financed by DFS at Dealer's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Dealer objects to the terms of any Statement of Transaction, Dealer will pay DFS for such Inventory in accordance with the most recent terms for similar Inventory to which Dealer has not objected (or, if there are no prior terms, at the lesser of 16% per annum or at the maximum lawful contract rate of interest permitted under applicable law), but Dealer acknowledges that DFS may then elect to terminate Dealer's financing program pursuant to Section 17, and cease making additional advances to Dealer. However, such termination will not accelerate the maturities of advances previously made, unless Dealer shall otherwise be in default of this Agreement.

         3. Security Interest. To secure payment of all Dealer's current and future debts to DFS, whether under this Agreement or any current or future guaranty or other agreement, Dealer grants DFS a security interest in all of Dealer's new and used inventory and equipment which is manufactured or sold by, and/or which bears a trademark or trade name of, (a) Vendor, or (b) any other manufacturer or distributor, in each case which is financed by DFS or against which DFS has advanced monies, whether now owned or hereafter acquired by Dealer, and all accounts, contract rights, chattel paper, security agreements, deposit accounts, reserves, documents, general intangibles and instruments arising from all such inventory and equipment, and all judgments, claims, insurance policies and payments owed or made to Dealer thereon, and all attachments, accessories, accessions, substitutions and replacements thereto and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All of such terms for which meanings are provided in the Uniform Commercial Code of the applicable state are used herein with such meanings. All Collateral financed by DFS, and all proceeds thereof, will be held in trust by Dealer for DFS solely for release or distribution to DFS, with such proceeds being payable solely to DFS in accordance with Section 9.

         4. Affirmative Warranties and Representations. Dealer warrants and represents to DFS that: (a) Dealer has good title to all Collateral; (b) DFS' security interest in the Collateral is not now and will not become subordinate to the security interest, lien, encumbrance or claim of any person; (c) Dealer will execute all documents DFS requests to perfect and maintain DFS' security interest in the Collateral; (d) Dealer will deliver to DFS immediately upon each request, and DFS may retain, each Certificate of Title or Statement of Origin issued for Collateral; (e) Dealer will at all times be duly organized, existing, in good standing, qualified and licensed to do business in each state, county, or parish, in which the nature of its business or property so requires; (f) Dealer has the right and is duly authorized to enter into this Agreement; (g) Dealer's execution of this Agreement does not constitute a breach of any agreement to which Dealer is now or hereafter becomes bound; (h) there are and, to the best of Dealer's knowledge will be, no actions or proceedings pending or threatened against Dealer which might result in any material adverse change in Dealer's financial or business condition or which might in any way adversely affect any of Dealer's assets; (i) Dealer will maintain the Collateral in good condition and repair; (j) Dealer has duly filed and will duly file all tax returns required by law; (k) Dealer has paid and will pay when due all taxes, levies, assessments and governmental charges of any nature; (1) Dealer will keep and maintain all of its books and records pertaining to the Collateral at its principal place of business designated in this Agreement; (m) Dealer will promptly supply DFS with such information concerning it or any guarantor as DFS hereafter may reasonably request; (n) all Collateral will be kept at Dealer's principal place of business listed above, and such other locations, if any, of which Dealer has notified DFS in writing or as listed on any current or future Exhibit "A" attached hereto which written notice(s) to DFS and Exhibit A(s) are incorporated herein by reference; (0) Dealer will give DFS thirty (30) days prior written notice of any change in Dealer's identity, name, form of business organization, ownership, management, principal place of business, Collateral locations or other business locations, and before moving any books and records to any other location; (p) Dealer will observe and perform all matters required by any lease, license, concession or franchise forming part of the Collateral in order to maintain all the rights of DFS thereunder; (q) Dealer will advise DFS of the commencement of material legal proceedings against Dealer or any guarantor; and (r) Dealer will comply with all applicable laws and will conduct its business in a manner which preserves and protects the Collateral and the earnings and incomes thereof.

         5. Negative Covenants. Dealer will not at any time (without DFS' prior written consent) : (a) other than in the ordinary course of its business, sell, demonstrate, lease or otherwise dispose of or transfer any of its assets; (b) demonstrate, consign, or use any Collateral; or (c) merge or consolidate with another entity.

         6. Insurance. Dealer will immediately notify DFS of any loss, theft or damage to any Collateral. Dealer will keep the Collateral insured for its full insurable value under an "all risk" property insurance policy with a company acceptable to DFS, naming DFS as a lender loss-payee or mortgagee and containing standard lender's loss payable and termination provisions. Dealer will provide DFS with written evidence of such property insurance coverage and lender's loss-payee or mortgagee endorsement.

         7. Financial Statements. Dealer will deliver to DFS: (a) within ninety
(90) days after the end of each of Dealer's fiscal years, a reasonably detailed balance sheet as of the last day of such fiscal year and a reasonably detailed income statement covering Dealer's operations for such fiscal year, in a form satisfactory to DFS; (b) within forty-five (45) days after the end of each of Dealer's fiscal quarters, a reasonably detailed balance sheet as of the last day of such quarter and an income statement covering Dealer's operations for such quarter, in a form satisfactory to DFS; and (c) within thirty (30) days after request therefor by DFS, any other report requested by DFS relating to the Collateral or the financial condition of Dealer. Dealer warrants and represents to DFS that all financial statements and information relating to Dealer or any guarantor which have been or may hereafter be delivered by Dealer or any guarantor are true and correct and have been and will be prepared in accordance with generally accepted accounting principles consistently applied and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Dealer or any guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Dealer acknowledges DFS' reliance thereon.

         8. Reviews. Dealer grants DFS an irrevocable license to enter Dealer's business locations during normal business hours without notice to Dealer to: (a) account for and inspect all Collateral; (b) verify Dealer's compliance with this Agreement; and (c) examine and copy Dealer's books and records related to the Collateral.

         9. Payment Terms. Dealer will immediately pay DFS the principal indebtedness owed DFS on each item of Inventory financed by DFS or against which DFS has advanced funds on the earliest occurrence of any of the following events: (a) (i) when such Inventory is lost, stolen or damaged - immediately if such loss, theft or damage is not covered completely by insurance, or (ii) if completely covered by insurance, then upon Dealer's receipt of the insurance proceeds therefor or thirty (30) days following the loss theft or damage, whichever occurs first; (b) when such Inventory is sold, transferred or otherwise disposed of; provided, however, if any item of Inventory financed by DFS or against which DFS has advanced funds is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such items of Inventory, whichever occurs first; (c) in strict accordance with any curtailment schedule for such Inventory (as shown on the Statement of Transaction identifying such Inventory); (d) when any item of such Inventory matures (as shown on the Statement of Transaction identifying such Inventory). With respect to Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease, Dealer will owe DFS and agree to pay DFS monthly the percentage of the principal balance owed on each item of such Inventory that is required under the terms of Dealer's financing program with DFS. However, if any Inventory financed by DFS or against which DFS has advanced funds and held for rent and/or lease:
(A) is sold and Dealer does not receive payment for such item at the time of sale, Dealer will pay DFS the full amount of the principal balance owed to DFS on such item of Inventory within thirty (30) days immediately following the sale date of such item of Inventory or immediately upon Dealer's receipt of payment for such item of Inventory, whichever occurs first; or (B) is stolen, destroyed or otherwise disposed of, Dealer will immediately pay DFS the full amount of Dealer's outstanding indebtedness owed to DFS for such Inventory. If Dealer from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Inventory audit, or at any other time, Dealer agrees that acceptance of such payments by DFS will not be construed to have waived or amended the terms of its financing program. Dealer will send all payments to DFS' branch office(s) responsible for Dealer's account. DFS may apply: (i) payments to reduce finance charges first and then principal, regardless of Dealer's instructions; and (ii) principal payments to the oldest (earliest) invoice for Inventory financed by DFS, but, in any event, all principal payments will first be applied to such Inventory which is sold, lost, stolen, damaged, rented, leased, or otherwise disposed of or unaccounted for. Any third party discount, rebate, bonus or credit granted to Dealer for any Inventory will not reduce the debt Dealer owes DFS until DFS has received payment therefor in cash. Dealer will: (1) pay DFS even if any Inventory financed by DFS or against which DFS has advanced funds is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Dealer has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer of the Inventory relating to the condition of, or any representations regarding, any of the Inventory. Dealer waives all rights of offset and counterclaims which Dealer may have against DFS.

         10. Calculation of charges. Dealer will pay finance charges to DFS on the outstanding principal debt Dealer owes DFS for each item of Inventory financed-by DFS at the rate(s) shown on the Statement of Transaction identifying such Inventory, unless Dealer objects thereto as provided in

Section 2. The finance charges attributable to the rate shown on the Statement of Transaction will: (a) be computed based on a 360 day year; (b) be calculated by multiplying the Daily Charge (as defined below) by the actual number of days in the applicable billing period; and (C) accrue from the invoice date of the Inventory identified on such Statement of Transaction until DFS receives full payment of the principal debt Dealer owes DFS for each item of such Inventory in accordance with DFS' payment recognition policy and DFS applies such payment to Dealer's principal debt in accordance with the terms of this Agreement. The "Daily Charge" is the product of the Daily Rate (as defined below) multiplied by the Average Daily Balance (as defined below) The "Daily Rate" is the quotient of the annual rate shown on the Statement of Transaction divided by 360, or the monthly rate shown on the Statement of Transaction divided by 30. The "Average Daily Balance" is the quotient of: (i) the sum of the outstanding principal debt owed DFS on each day of a billing period for each item of Inventory identified on a Statement of Transaction; divided by (ii) the actual number of days in such billing period. Dealer will also pay DFS $100 for each check returned unpaid for insufficient funds (an "NSF check") (such $100 payment repays DFS' estimated administrative costs; it does not waive the default caused by the NSF check) . Dealer acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining excess will be paid to Dealer. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Dealer and DFS shall, to the maximum extent permitted under applicable law: (A) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (B) exclude voluntary pre-payments and the effect thereof; and (C) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term. The annual percentage rate of the finance charges relating to any item of Inventory financed by DFS will be calculated from the invoice date of such Inventory, regardless of any period during which any finance charge subsidy will be paid or payable by any third party.

         11. Billing Statement. DFS will send Dealer a monthly billing statement identifying all charges due on Dealer s account with DFS. The charges specified on each billing statement will be: (a) due and payable in full upon receipt; and
(b) an account stated, unless DFS receives Dealer's written objection thereto within 15 days after it is mailed to Dealer. If DFS does not receive, by the 25th day of any given month, payment of all charges accrued to Dealer's account with DFS during the immediately preceding month, Dealer will (to the extent allowed by law) pay DFS a late fee ("Late Fee") equal to the greater of $5 or 5% of the amount of such finance charges (payment of the Late Fee does not waive the default caused by the late payment). DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

         12. Rental Contracts. Dealer may rent the Inventory financed by DFS or against which DFS has advanced funds pursuant to the terms of Dealer's rental contracts ("Rental Contracts"). Such Inventory will thereafter be subject to the rates and terms of DFS' financing program in effect for goods which are rented, as reflected in the Statement of Transaction for such Inventory. All of Dealer's Rental Contracts, agreements, and rental transactions will be in a form satisfactory to DFS and will be in accordance with all applicable Federal, State and local laws. Dealer will indemnify DFS against any loss or damage which DFS suffers, whether direct or indirect, resulting in any way from the Rental Contracts, agreements, or rental transactions which fail to comply with such laws. All Rental Contracts will be transferable to DFS. Dealer will indemnify DFS against any claims by its customers regarding Dealer's obligations under the Rental Contracts. Dealer will immediately, upon DFS' request, deliver to DFS all Rental Contracts and all related documents. This assignment is a transfer for security only, and, until DFS has foreclosed its interest in the Rental Contracts, will not be deemed to delegate any of Dealer's duties under the Rental Contracts to DFS, nor is it intended to alter or impair performance by either party to the Rental Contracts. DFS may, from time to time, verify the accuracy of the Rental Contracts, and Dealer will immediately, upon DFS' request, provide DFS with the following information regarding Rental Contracts which are in effect on the date of such request: (a) the name, address and telephone number of each customer who has executed a Rental Contract; (b) the location of the Inventory; (c) the date of each Rental Contract; (d) the date when the Inventory is to be returned under each Rental Contract; and, (e) any other information which DFS may reasonably request. If the rental period under the Rental Contract is ninety (90) days or longer, Dealer will stamp the original of such Rental Contract with the following legend:

         `FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO DEUTSCHE FINANCIAL SERVICES CORPORATION AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE.'

Other than to DFS, Dealer will not assign, sell, pledge, convey or by any other means transfer any Rental Contracts or chattel paper, without DFS' prior written consent. Dealer will not enter into any Rental Contracts for Inventory financed by DFS or against which DFS has advanced funds pursuant to which: (i) the original term of the Rental Contract is greater than three hundred sixty (360) days; (ii) the original term of the Rental Contract is equal to or greater than the remaining economic life of such Inventory; (iii) the customer is bound to renew the Rental Contract for the economic life of such Inventory or is bound to become the owner of such Inventory; or, (iv) the customer has an option to renew the Rental Contract for the remaining economic life of such Inventory, or to become the owner of such Inventory, for nominal consideration, or for consideration which is less than the unpaid balance owed to DFS for such Inventory. If any such Rental Contracts are issued, Dealer will take any action which DFS may reasonably require to perfect and/or protect DFS' security interest in such Rental Contracts and/or the Inventory subject thereto.

         13. Default. Dealer will be in default under this Agreement if: (a) Dealer breaches any terms, warranties or representations contained herein, in any Statement of Transaction to which Dealer has not objected as provided in
Section 2, or in any other agreement between DFS and Dealer; (b) any guarantor of Dealer's debts to DFS breaches any terms, warranties or representations contained in



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
any guaranty or other agreement between the guarantor and DFS; (c) any representation, statement, report or certificate made or delivered by Dealer or any guarantor to DFS is not accurate when made; (d) Dealer fails to pay any portion of Dealer's debts to DFS when due and payable hereunder or under any other agreement between DFS and Dealer; (e) Dealer abandons any Collateral; (f) Dealer or any guarantor is or becomes in default in the payment of any debt owed to any third party; (g) a money judgment issues against Dealer or any guarantor;
(h) an attachment, sale or seizure issues or is executed against any assets of Dealer or of any guarantor; (i) the undersigned dies while Dealer's business is operated as a sole proprietorship, any general partner dies while Dealer's business is operated as a general or limited partnership, or any member dies while Dealer's business is operated as a limited liability company, as applicable; (j) any guarantor dies; (k) Dealer or any guarantor shall cease existence as a corporation, partnership, limited liability company or trust, as applicable; (1) Dealer or any guarantor ceases or suspends business; (m) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, makes a general assignment for the benefit of creditors; (n) Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable, becomes insolvent or voluntarily or involuntarily becomes subject to the Federal Bankruptcy Code, any state insolvency law or any similar law; (0) any receiver is appointed for any assets of Dealer, any guarantor or any member while Dealer's business is operated as a limited liability company, as applicable; (p) any guaranty of Dealer's debts to DFS is terminated; (q) Dealer loses any franchise, permission, license or right to sell or deal in any Inventory which DFS finances; or (r) Dealer or any guarantor misrepresents Dealer's or such guarantor's financial condition or organizational structure.

         14. Rights of DFS Upon Default. In the event of a default:

         (a) DFS may at any time at DFS' election, without notice or demand to Dealer, do any one or more of the following: declare all or any part of the debt Dealer owes DFS immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorney's fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Dealer (DFS' right to cease extending credit will not be construed to limit the discretionary nature of this credit facility)

         (b) Dealer will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

         (c) Upon DFS' oral or written demand, Dealer will immediately deliver the Collateral to DFS, in good order and repair, at a place specified by DFS, together with all related documents; or DFS may, in DFS' sole discretion and without notice or demand to Dealer, take immediate possession of the Collateral together with all related documents.

         (d) DFS may, without notice, apply a default finance charge to Dealer's outstanding principal indebtedness equal to the default rate specified in Dealer's financing program with DFS, if any, or if there is none so specified, at the lesser of 3% per annum above the rate in effect immediately prior to the default, or the highest lawful contract rate of interest permitted under applicable law.


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
         (e) Dealer grants DFS an irrevocable power of attorney to: execute or endorse on Dealer's behalf any checks, drafts or other forms of exchange received as payment on any Collateral for deposit in DFS' account; execute financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; supply any omitted information and correct errors in any documents between DFS and Dealer; sell, assign, transfer, negotiate, demand, collect, receive, settle, extend, or renew any amounts due on any of the Collateral; do anything Dealer is obligated to do hereunder; initiate and settle any insurance claim pertaining to the Collateral; and do anything to preserve and protect the Collateral and DFS' rights and interests therein.

         (f) Upon DFS' oral or written demand, Dealer will immediately deliver the original Rental Contracts to DFS, and DFS may collect in DFS' name all amounts owed to Dealer under the Rental Contracts.

All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future default.

         15. Sale of Collateral. Dealer agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more dealers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Dealer agrees that the purchase of any Collateral by Vendor or a manufacturer or distributor, as provided in any agreement between DFS and the Vendor, manufacturer or distributor, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids will be required. Dealer further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to Vendor or a manufacturer or distributor). Dealer irrevocably waives any requirement that DFS retain possession and not dispose of any Collateral until after an arbitration hearing, arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

         16. Power of Attorney; Information. Dealer grants DFS an irrevocable power of attorney to do anything necessary to preserve and protect the Collateral and DFS' rights and interest therein. DFS may provide to any third party any credit, financial or other information on Dealer that DFS may from time to time possess. DFS may obtain from any Vendor, manufacturer or distributor, any credit, financial or other information regarding Dealer that such Vendor, manufacturer or distributor may from time to time possess.

         17. Termination. Either party may terminate this Agreement at any time by written notice received by the other party. If DFS terminates this Agreement, Dealer agrees that if Dealer: (a) is not in default hereunder, 30 days prior notice of termination is reasonable and sufficient (although this provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient); or (b) is in default hereunder, no prior notice of termination is required. Dealer will riot be relieved from any obligation to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Dealer has paid all of Dealer's debts to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

         18. Binding Effect. Dealer cannot assign its interest in this Agreement without DFS' prior written consent, although DFS may assign or participate DFS' interest, in whole or in part, without Dealer's consent. This Agreement will protect and bind DFS' and Dealer's respective heirs, representatives, successors and assigns.

         19. Notices. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered: (a) to Dealer at Dealer's principal place of business specified above; and (b) to DFS at 655 Maryville Centre Drive, St. Louis, Missouri 63141-5832, Attention: General Counsel, or such other address as the parties may hereafter specify in writing.

         20. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBTS ARE NOT ENFORCEABLE. TO PROTECT DEALER AND DFS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ALL AGREEMENTS COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS SPECIFICALLY PROVIDED HEREIN OR AS THE PARTIES MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         21. Other Waivers. Dealer irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Dealer and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages.

         22. Severability. If any provision of this Agreement or its application is invalid or unenforceable, the remainder of this Agreement will not be impaired or affected and will remain binding and enforceable.

         23. Supplement. If Dealer and DFS (or any predecessor in interest to DFS) have heretofore executed other agreements in connection with all or any part of the Collateral, this Agreement shall supplement each and every other agreement previously executed by and between Dealer and DFS (or any predecessor in interest to DFS), and in that event this Agreement shall neither be deemed a novation nor a termination of such previously executed agreement nor shall execution of this Agreement be deemed a satisfaction of any obligation secured by such previously executed agreement.

         24. Receipt of Agreement. Dealer acknowledges that it has received a true and complete copy of this Agreement. Dealer acknowledges that it has read and understood this Agreement. Notwithstanding anything herein to the contrary:
(a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of this Agreement, any Statement of Transaction, billing statement, invoice from Vendor or any manufacturer or distributor, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other agreement between DFS and Dealer, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

         25. Miscellaneous. Time is of the essence regarding Dealer's performance of its obligations to DFS notwithstanding any course of dealing or custom on DFS' part to grant extensions of time. Dealer's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right 0 refrain from or postpone enforcement of this Agreement or any other agreements between DFS and Dealer without prejudice and the failure to strictly enforce these agreements will not be construed as having created a course of dealing between DFS and Dealer contrary to the specific terms of the agreements or as having modified, released or waived the same. The express terms of this Agreement will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Dealer fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Dealer to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Dealer agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder. The Section titles used in this Agreement are for convenience only and do not define or limit the contents of any Section.

         26. BINDING ARBITRATION.

         26.1 Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS (or any predecessor in interest to DFS) and Dealer; (c) any act committed by DFS (or any predecessor in interest to DFS) or by any parent company, subsidiary or affiliated company of DFS (or any predecessor in interest to DFS) (collectively the "DFS Companies"), or by any employee, agent, officer or director of an DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer; and/or
                  (d) any other relationship, transaction or dealing between DFS (or any predecessor in interest to DFS) and Dealer (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

         26.2 Administrative Body. All arbitration hereunder will be conducted in accordance with the Commercial Arbitration Rules of The American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the Division of the Federal Judicial District in which AM maintains a regional office that is closest to Dealer.

         26.3 Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party,
                  (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         26.4 Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages.

         26.5 Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C.Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         26.6 Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent DFS' or Dealer's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Dealer's right to compel arbitration of any Dispute.

         26.7 Attorneys' Fees. If either Dealer or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 26.6), the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Dealer or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Additionally, if Dealer sues DFS or institutes any arbitration claim or counterclaim against DFS in which DFS is the prevailing party, Dealer will pay all costs and expenses (including attorneys' fees) incurred by DFS in the course of defending such action or proceeding.

         26.8     Limitations. Any arbitration proceeding must be instituted:
                  (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two
                  (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.

         26.9 Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

         27. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEALER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

         28. Governing Law. Dealer acknowledges and agrees that this and all other agreements between Dealer and DFS have been substantially negotiated, and will be substantially performed, in the state of Missouri. Accordingly, Dealer agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

IN WITNESS WHEREOF, Dealer and DFS have executed this Agreement as of the date first set forth hereinabove.

THIS CONTRACT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.





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

                      SECRETARY'S CERTIFICATE OF RESOLUTION

         I certify that I am the Secretary of the corporation named below, and that the following completely and accurately sets forth certain resolutions of the Board of Directors of the corporation adopted at a special meeting thereof held on due notice (and with shareholder approval, if required by law), at which meeting there was present a quorum authorized to transact the business described below, and that the proceedings of the meeting were in accordance with the certificate of incorporation, charter and by-laws of the corporation, and that they have not been revoked, annulled or amended in any manner whatsoever.

         Upon motion duly made and seconded, the following resolution was unanimously adopted after full discussion:

         "RESOLVED, That the several officers, directors, and agents of this corporation, or any one or more of them, are hereby authorized and empowered on behalf of this corporation: to obtain financing from Deutsche Financial Services Corporation ("DFS") in such amounts and on such terms as such officers, directors or agents deem proper; to enter into financing, security, pledge and other agreements with DFS relating to the terms upon which such financing may be obtained and security and/or other credit support is to be furnished by this corporation therefor; from time to time to supplement or amend any such agreements; and from time to time to pledge, assign, mortgage, grant security interests, and otherwise transfer, to DFS as collateral security for any obligations of this corporation to DFS, whenever and however arising, any assets of this corporation, whether now owned or hereafter acquired; the Board of Directors hereby ratifying, approving and confirming all that any of said officers, directors or agents have done or may do with respect to the foregoing."

IN WITNESS WHEREOF, I have executed and affixed the seal of the corporation on the date stated below.

Dated: December 2, 1999



                                       14